UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2017

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2017

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

May 23, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2017, your Great Lakes Bond Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/17
Institutional Class	1.71%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%

The much anticipated rise in short rates was finally realized in late December of last year. The effect on the bond market was at first minimal, as rates in the 10 year part of the curve had risen in anticipation in mid-October.  For the year, the 10 year U.S. Treasury traded in a range between 2.50% in June to a low of 1.63% in February before climbing back up to nearly 2.00% in mid-March, and going out at 1.78% at the end of the period. Main drivers of the market included a continued lack of action on rates by the Federal Reserve Board (the “Fed”) due to slow economic growth and lack of inflation, and the fallout from the downdraft in oil and commodity prices over the past 12 months. With some sovereign entities offering bonds at negative yields, the low real yields on U.S. Treasuries (“USTs”) are relatively attractive.  Bonds whose yield was spread off treasuries benefitted largely with that move, with the exception of some Energy and Commodity issuers. Over the past 12 months, the shape of the Treasury yield curve has flattened, as we expected with the short end rising out to 3 years. The long end remains essentially unchanged over the year, as of March 31.

The past 12 months saw a marked move upward in interest rates across the Treasury yield curve.  Using the 10 year U.S. Treasury as an example, the yield moved from about 1.80% in April of 2016, and proceeded to move lower in June and July in reaction to the surprise move in Great Britain to exit the European Union (“Brexit”), to a low of 1.37% in early July.  The remainder of the period saw rates in the 10 year move steadily upward until election time in November, when we saw a spike of nearly 60 basis points, a knee-jerk reaction to what was to most a surprise victory by the Trump campaign.  As rates rise, bond prices generally fall, and the effect on the share price of the Fund was a sharp drop in price.

Popular opinion was that the Trump presidency would usher in growth in the economy and the Fed was sure to react with another rate hike in December, which did in fact occur.  By now the 10 year had retreated to a 2.60% yield and the monetary tightening cycle would likely continue.  Another rate hike in March did happen, but curiously, the reaction in the bond market was not expected by most, as the yield curve flattened, with long maturity bonds rising in price (lower yield).  This came about because of talk by the Fed of a slow and steady approach to future interest rate increases.

The recovery in certain sectors (High Yield, Energy and Commodities) that were severely beaten down in previous years, and the improved outlook for Financials, particularly larger banks, helped the Fund perform well over the period.  Positive growth in Fund net assets over the year also allowed us to invest in higher yielding bonds as rates rose.  Year over year, the Treasury yield curve has risen 70-75 basis points in the 3 year to seven years area, and 60-65 basis points from eight to 12 years, and is flatter on the long end, where rates are only about 40 basis points higher.

Great Lakes Bond Fund

II. ATTRIBUTION

The Great Lakes Bond Fund produced a total return of +1.71% over the past twelve months, versus +0.44% for the Bloomberg Barclays U.S. Aggregate Bond Index.  The Fund’s move into floating rate securities, and underweight in Mortgages insulated it from some of the downward pressure on bond prices over the period due to an all-in duration shorter than that of the benchmark.  The exposure to Municipal bonds was also a positive attribute of the Fund, as demand for tax-exempt bonds kept Municipal bonds at new low historical ratios to Treasury securities.  Our allocation to High Yield bonds, albeit much lower than in years past, was also a positive for the Fund.

III. OUTLOOK

Over the next year, we believe interest rates will continue to rise at a gradual pace, and we believe that the shape of the Treasury yield curve will be similar to what it is now.  In anticipation of higher rates, we will likely maintain a duration slightly lower than that of the benchmark, and will continue to look for income to provide the majority of total return, as we further believe that no meaningful upward movement in bond prices is likely in this next year.  We will continue an allocation to floating rate bonds, and will continue to add to shorter maturity, lower investment grade credits, and a continued lower exposure to Commercial Mortgage Backed Securities (CMBS) and pass-through mortgages.

Patrick Morrissey
Senior Portfolio Manager

Past performance is not a guarantee of future results.

Definitions:

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

One cannot invest directly in an index.

Yield is the amount of return an investor realizes on a bond, and current yield equals the annual earnings of the bond divided by its current market price.  As bond prices increase, bond yields fall.

Yield Curve is a chart consisting of the yields of bonds of the same quality but different maturities.  This measurement can be used as a gauge to evaluate the future of the interest rates.  An upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a down trend is a negative or invterted yield curve.

The treasury curve is a yield curve constructed using Treasury spot rates rather than yields. The spot rate Treasury curve can be used as a benchmark for pricing bonds. This type of rate curve can be built from on-the-run treasuries, off-the-run treasuries or a combination of both. Alternatively, the Treasury curve can be calculated by using Treasury coupon strips.

Great Lakes Bond Fund

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2017

	1-Year	3-Year	Since Inception(1)
Institutional Class	1.71%	2.39%	1.98%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	0.44%	2.68%	1.78%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Bloomberg Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index can not be invested in directly.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2017(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
March 31, 2017(1)
(% of net assets)

Pittsburgh & Allegheny County, Pennsylvania Sports
& Exhibition Authority Series B, 1.080%, 11/01/2039	4.1%
Butler County, Pennsylvania General
Authority Revenue, 0.940%, 08/01/2027	2.9%
Illinois State Educational Facilities Authority Series A, 0.930%, 06/01/2033	2.5%
Chesterfield County, Virginia Industrial
Development Authority, 1.080%, 08/01/2024	2.4%
ConocoPhillips Co., 1.050%, 12/12/2017	2.3%
U.S. Treasury Note, 2.250%, 01/31/2024	1.9%
Marathon Oil Corp., 6.000%, 10/01/2017	1.7%
Discovery Communications, 4.900%, 03/11/2026	1.5%
Vulcan Materials Co., 7.500%, 06/15/2021	1.5%
Valero Energy Partners, 4.375%, 12/15/2026	1.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined Equity Fund

May 23, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2017, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/17
Institutional Class	14.95%
S&P 500 Index	17.17%

Is it merely coincidence that animal spirits were ignited in the wake of Trump’s election?  Perhaps….

What we do know is corporate profits have resumed growth, up just over 9% year over year.  Credit markets reflect an uncertainty over whether the Fed will continue raising rates and curb growth, as well as whether Trump’s pro-growth (short-term growth?) agenda can/will advance through Congress.  There is a kind of tension here…and rates are locked in a tight range for the near term.  Commodities are mirroring this trend, trading in a tight range.  Lastly, while stock indices have advanced since the election, leadership – whether viewed by sector, market cap, or style – has been very inconsistent.

Trump’s victory appeared to have led to considerably greater risk-seeking preferences by investors during the last quarter of 2016.  As of late, however, we are seeing themes reverse on a quarter by quarter basis.  One proxy for risk-seeking behavior is small-cap leadership. During the fourth quarter 2016, we noted returns increased as we slid down the capitalization spectrum – consistent with risk-seeking behavior.  During the latest quarter ending on March 31, 2017, this completely reversed as returns decreased as we moved down in market cap.

In the twelve month period, value indices handily outperformed their growth counterparts across the capitalization spectrum.  The outperformance was most pronounced for the smaller cap stocks as proxied by the Russell 2000 Index, which was the best performing capitalization index for the period returning 26.22%.  The Russell 2000 Value Index returned 29.37%, outperforming the growth index by over six percent for this period. The Russell 2000 Growth Index posted a 23.03% return.  Value still handily outperformed growth in the large cap space with The Russell 1000® Value Index returning 19.22% and its growth counterpart, The Russell 1000® Growth Index, returning 15.76%.

Within the S&P 500®, each sector had positive returns for the twelve month period ended March 31, 2017. Financial stocks were the best performing sector with a whopping 34.20% gain.  Technology was the next best sector posting a healthy 24.93% return.  Consumer Staples stocks returned only 6.16% while the yield play wavered with Telecom, the worst performer, returning 1.70%.

II. ATTRIBUTION

The strategy ended the 12 month period behind the benchmark with much of the underperformance coming in the first quarter of 2017.  A small underweight to the Banking Industry post-election detracted the most from performance as did a small overweight to Momentum.  Stock selection, which is historically our greatest source for active performance, also detracted from performance in the period.  Contributing to active performance for fiscal year was an overweight to the Semiconductor industry and an underweight to Earnings Yield.  Long term holdings in Amazon (AMZN) and CME group (CME) contributed to performance for the period, while long term holdings in Intel (INTC) and Kroger Co (KO) detracted from performance for the twelve months ended March 31, 2017.

Great Lakes Disciplined Equity Fund

Portfolio Changes

During the twelve month period ended March 31, 2017, the portfolio moved from an underweight of just under 5.00% to the Financials sector to a near 5.00% overweight to the benchmark on March 31, 2017.  We also increased our exposure to the Health Care sector moving from a near 5.00% benchmark underweight to a neutral weight in the sector.

We reduced our exposure to both the Technology and Energy sectors in the period.  In Technology, we moved the portfolio from a near maximum weight to a moderate underweight.  In the Energy sector, the portfolio has moved from a moderate overweight to a moderate underweight in the sector for the period ending March 31, 2017.

III. OUTLOOK

Supporting the case for higher rates, headline Consumer Price Index (CPI) has surged to 2.7% growth, and Producer Price Index (PPI) has recovered from a contraction to 2.2% growth.  Surprisingly, labor costs remain muted and labor productivity continues to grow – despite robust payroll growth (U-3 and U-6 and cycle lows).

The housing market remains solid, with prices advancing 5% year over year.  Prices remain 7-10% below 2007 peak prices.  This rise in home prices – along with a solid 20% gain for the S&P 500 Index over the past year – has propelled Household Net Worth solidly higher (70% above recent trough).  The result?  The highest Consumer Confidence reading in 16 years!

So perhaps President Trump took office at an opportune time.  Expect tougher challenges if he and his team cannot curb the rhetoric and advance the Administration’s agenda….

John Bright, CFA
Portfolio Manager, Disciplined Equity

Definitions:

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

The Russell 2000® Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000® Growth Index measures the performance of the Russell 1000’s growth segment, defined to include firms whose share prices have higher price-to-book ratios and higher expected earnings growth rates.

U-3 refers to the headline Unemployment Rate.

Great Lakes Disciplined Equity Fund

U-6 refers to the unemployment including part-time workers who’d refer to be full time, and marginally attached workers (neither working nor looking for work, but indicate they want and are available for work and have looked at some point in the past 12 months).

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Disciplined Equity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	14.95%	8.70%	12.80%	14.17%
S&P 500 Index(2)	17.17%	10.37%	13.30%	14.85%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index can not be invested in directly.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2017(1)
(% of net assets)

Microsoft Corp.	4.6%
Johnson & Johnson	3.9%
Wells Fargo & Co.	3.6%
Home Depot, Inc.	3.3%
PepsiCo, Inc.	3.3%
Intel Corp.	3.2%
Danaher Corp.	2.7%
UnitedHealth Group, Inc.	2.7%
Travelers Companies, Inc.	2.6%
TJX Companies, Inc.	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

May 23, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

For the twelve months ending March 31, 2017, your Great Lakes Disciplined International Smaller Company Fund (GLISX) returned the following:

Total Returns

	6 Months	12 months
Institutional Class	10.53%	15.16%
MSCI All Cap World ex-USA SMID Index	4.82%	11.26%

Since the “Brexit” vote late in June 2016, international equity markets have rallied sharply (albeit not as sharply as US markets).  The United Kingdom did not perform as well as most, and Japan also performed just below the average international market.  In fact, developed markets performed well, but were outpaced by emerging markets over the past 12 months.  Latin American markets performed especially well, paced by Brazil and Peru.

From a sector perspective, Basic Materials, Technology and Financials fared well.  By contrast, Telecom and Consumer Services lagged.

Now, onto the potential “Frexit” vote!

During the past twelve months, the portfolio’s average beta of just over 1 and a residual cash position of about 4.5% combined to have a small drag on the Fund’s return, as the MSCI All Cap World ex-USA SMID Index has climbed higher.

As we examine the characteristics of the stocks owned by the Fund, we note the portfolio’s bias toward less volatile stocks and those with higher average dividend yield.  This positioning boosted the Fund’s performance during the past twelve months.  By contrast, the Fund’s bias toward growth stocks had a small negative impact on performance.

In terms of sector and industry positioning, the resurgence in Metals & Mining helped performance substantially; overweights to the Gold & Precious Metals and Aluminum Diversified Metals group combined to add solidly to the Fund’s active return.  Unfortunately, overweighting Diversified Financials and very slightly underweighting Chemicals detracted about one-third of the aforementioned value-added.

In total, our positioning among countries detracted slightly from active return.  Specifically, overweights to South Africa and Italy combined with underweights to Brazil and India had a negative impact on the Fund’s active return.  In contrast, our underweights to Japan and the Phillipines were extremely helpful, as was overweighting Poland and the Canadian markets.

Finally, one of the Fund’s main performance impediments was implicit currency exposure.  Principal culprits here were underweights to Japanese Yen and Brazilian Real, and an overweight to the Mexican Peso.  We were able to recoup some of this negative impact via an overweight to the South African Rand.

Stocks – Stock selection was strong during this 12 month period, adding over 500 basis points (bps) from active return.

Great Lakes Disciplined International Smaller Company Fund

Our biggest positive contributors were Norwegian outfits: Energy & Equipment Services concern Subsea 7 and Aker BP as well as Polish company Grupa Lotos.  Also adding to performance were Japanese company Yaskwawa Electric and Italian media company Mediaset.

A few British positions detracted from performance including: Equity Real Estate Investment Trusts (REITs) Derwent London and Great Portland Estates, as well as Construction & Engineering firm Galliford.

Homebuilding concern Persimmon Plc also failed to perform to our expectations.

A few Metals and Mining Companies also hurt active performance, notably South Africa’s Anglo American Platinum and Canadian company Eldorado Gold Corp.

III. OUTLOOK

Risk Factors

•	The International SMidCap models are tilting strongly toward stocks with larger market cap (Size), high Earnings Yield, and high Dividend Yield.
•	Conversely, the models are tilting strongly against Momentum.

Sectors & Industries

In favor:
•	Financials
	o	Banks, Real Estate
•	Consumer Staples
	o	Food, Beverage, & Tobacco
Out of favor:
•	Materials
	o	Chemicals
•	Energy
	o	Energy Equipment & Services
Style & Other
•	Value stocks are in favor across the cap spectrum

John Bright, CFA®
CIO, Disciplined Equity Team

Past performance is not a guarantee of future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. This is greater is emerging markets.  The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be

Great Lakes Disciplined International Smaller Company Fund

higher than if it invested directly in securities. The small-cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Diversification does not assure a profit nor protect against loss in a declining market.

Definitions:

Dividend Yield is a ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

“Frexit” refers to the French Exit from the European Union (a la “Brexit”)

Beta measures the sensitivity of rates of return on a fund to general market movements.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The MSCI ACWI ex-USA SMID Cap Index (MSCI) captures mid and small cap representation across 22 of 23 Developed Market (DM) countries. The index is unmanaged and cannot be invested in directly. P/E data excludes non-earning stocks. Price/Earnings Ratio: the Price to Earnings Ratio (P/E) is a measure of value for a company. It is equal to the price of a share of common stock divided by the earnings per share for a twelve-month period. Average Market Capitalization: the product of a security’s price & the number of shares outstanding.

Great Lakes Disciplined International Smaller Company Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2017

	1-Year	Since Inception(1)
Institutional Class	15.16%	9.85%
MSCI All Cap World ex-USA SMID Index(2)	11.26%	11.17%

(1)	Inception date of the Fund was December 21, 2015.
(2)
MSCI All Cap World ex-USA SMID Index The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index can not be invested in directly.

Great Lakes Disciplined International Smaller Company Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2017(1)
(% of net assets)

Subsea 7	2.0%
Rohm Co. Ltd.	2.0%
Barco NV	1.9%
YASKAWA Electric Corp.	1.9%
Grupa Lotos SA	1.8%
Venture Corp. Ltd.	1.8%
Alstom SA	1.7%
Telenet Group Holding NV	1.7%
CJ O Shopping Co., Ltd.	1.7%
SBI Holdings, Inc.	1.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

May 23, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

The equity market followed a flat year with an above-average advance in 2016 as the S&P 500 Index returned 17.20%.  During the year, the long but slow recovery from the 2008-2009 business downturn continued, and economic growth broadened around the world beyond the US as the year went on.  Inflation remained low, supporting stock and bond prices, and corporate profits, excluding energy, rose moderately.  Monetary policy remained accommodative, and a small rise in interest rates late in the fiscal year followed expectation of global economic growth in the year ahead.  The Russell 1000 Value style index led the S&P 500 Index in a reversal of the order of the previous fiscal year.

Total Returns

Share Class	12 Months ended 3/31/17
Institutional Class	18.87%
Russell 1000 Value Index	19.22%

II. ATTRIBUTION

The Fund return during the fiscal year approached 19% after a slow start in the June quarter.  The market environment included lower volatility as the year progressed, and reversals among industries and broad segments.  Areas more sensitive to the economic pace generally led the strategy, but results were mixed.  Five positions in five separate areas that the Fund held for the fiscal year declined.  Noteworthy were retailer Target (TGT) and health services provider CVS Health Corporation (CVS), which both developed sales below expectations due to heightened competition.  Thirteen positions, including six financials (universal banks, life insurers, American Express (AXP) and wealth manager Ameriprise (AMP)) three industrial manufacturing/service firms (Lockheed Martin (LMT), Norfolk Southern (NSC) and Parker Hannifin (PH)), two energy companies (ConocoPhillips (COP) and National Oilwell (NOV)), pharmaceutical Merck (MRK) and smartphone leader Apple (AAPL) all rose over 20% to lead results.  We focus on three principles when selecting investments for the Large Cap Value Fund.  First, we analyze a company’s “value,” or earning power, which is the ability to generate a profit for reinvestment in the business or distribution to shareholders. We consider return on investment as the best representation of earning power, and invest in companies with a proven track record of rising or high returns.  We use proven valuation methods based primarily on elements of earning power (including Discounted Cash Flow analysis and P/E ratio) to identify attractively priced companies.  Finally, we diversify the portfolio across industries to manage risk.

III. OUTLOOK

Corporate profit expansion, including the energy area, is expected to continue in 2017 and support equity prices.  Valuation of equities by historical standards, though, is still less attractive than earlier in this decade.  Effect of a slow normalization of monetary policy on economies and investment markets is still unknown.  We intend to continue our value approach, emphasizing rising or high earning power, attractive valuation, and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Large Cap Value Fund

Definitions:

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Discounted Cash Flow analysis uses future free cash flow (FCF) projections and discounts them to estimate the present value, which is then used to evaluate the investment potential. In general, if DCF analysis indicates a value that is higher than the current cost of the investment, it signals a good opportunity.  Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.  FCF is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

P/E Ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.  The price-earnings ratio indicates the dollar amount an investor can expect to invest in a company in order to receive one dollar of that company’s earnings.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

Great Lakes Large Cap Value Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2017

	1-Year	3-Year	Since Inception(1)
Institutional Class	18.87%	9.45%	13.77%
Russell 1000 Value Index(2)	19.22%	8.67%	13.64%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index can not be invested in directly.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2017(1)
(% of net assets)

Harley-Davidson, Inc.	3.2%
Apple, Inc.	3.2%
Berkshire Hathaway, Inc. – Class B	3.0%
Oracle Corp.	3.0%
CVS Health Corp.	3.0%
Chubb Ltd.	2.9%
Merck & Co., Inc.	2.9%
Microsoft Corp.	2.8%
General Electric Co.	2.8%
AbbVie, Inc.	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

May 23, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

The Great Lakes Small Cap Opportunity Fund Institutional Class (GLSIX) posted strong absolute return of 20.78% for the fiscal year ended March 31, 2017.  However, it lagged the Russell 2000 Index return of 26.22% by 544 basis points (bps).  Since inception, GLSIX has increased at 16.61% per year compared to 15.76% for the Russell 2000 index.

Total Returns

Share Class	12 Months ended 3/31/17
Investor Class	20.47%
Institutional Class	20.78%
Russell 2000 Index	26.22%

We had a difficult time keeping pace with the Russell 2000 Index after Donald Trump was unexpectedly elected to be President of the United States.  This unexpected outcome set off a series of market responses that led to higher asset prices as investors bet that the new administration would bring business-friendly policies such as tax cuts, looser regulations, and fiscal stimulus to “make America great again”.

From the morning of the election (November 9th, 2016) through the end of the Fund’s fiscal year (March 31, 2017), the Russell 2000 Index advanced almost 17% while GLSIX increased about 13%, lagging the benchmark by 400 bps.

Although it never feels good to lag our benchmark, we are not too surprised (nor too bothered) by this because, generally speaking, when the stock market has rallied hard, GLSIX tended to trail the benchmark.

Patience is an important quality for value investors.  We try to not get too emotional about daily and monthly stock price swings.  Instead, we spend a great deal of our time determining the present value of the future free cash flows (FCF) of each of our investments and attempt to buy those streams of FCF at a discount to our estimate of intrinsic value.  Our portfolio comprised a collection of what we believe to be above-average, well-managed businesses trading at attractive values.  As a result, we remain confident in the future prospects of our Fund.

II. ATTRIBUTION

Taking an in-depth look at fiscal 2016 performance reveals that while we had our fair share of winners, especially in the Consumer sector, it was not enough to offset our relative underperformance in the Financials and Technology sectors.  Also, our higher than normal cash balance dinged relative performance.

Our holdings in the Consumer Discretionary sector performed extremely well.  Our Fund held 17 securities, 13 of which appreciated in value during the year. Our weighting of 22.4% in the Consumer Discretionary sector far exceeded the index weighting of 13.0%, and we were rewarded with aggregate performance of +36.4%, 2,340 basis points better than the sector return of 13.0%.  Four companies were acquired – Dreamworks Animation (DWA), Outerwall (OUTR), Harman International (HAR) and Cabela’s (CAB) – and all gained 30%-60% during the year.  Capella Education (CPLA) gained nearly 60% due to Trump’s rhetoric on relaxed federal regulation for the for-profit education industry.  As a result, we exited the name as it reached our price target.  All four of the stocks that declined in value were retailers – Zumiez (ZUMZ), Staples (SPLS), Buckle (BKE), and Office Depot

Great Lakes Small Cap Opportunity Fund

(ODP).  We sold out of teen retailer Buckle (BKE) as the company’s fundamentals deteriorated faster than we had expected, but we continue to hold the three other retailers.

Our Technology holdings dramatically underperformed the benchmark (+9% versus the Russell Technology sector of +34%), costing us 375 bps of relative performance.  We had several unforced errors including VASCO Data Security (VDSI), SeaChange International (SEAC), and Diebold (DBD), all of which were down 13%+ during the year.  We exited all three positions during the year as we lost confidence in VDSI and SEAC’s management teams, and became wary of DBD’s $2 billion acquisition of Wincor Nixdorf.  In addition, our largest holding, ViaSat (VSAT) declined 13% during the year.  While fundamentals have largely tracked our expectations, a secondary offering plus investors’ concern surrounding the launch of the ViaSat 2 satellite as pressured the stock.  In our view, ViaSat is well-managed by founders including Mark Dankberg as CEO and the company has attractive opportunities with the launch of the ViaSat 2 and 3 satellites.  We aim to take advantage of the price weakness and added to our position.

Our Financials holdings gained 23.0% in the year, but we still underperformed as the sector has a torrid 32.6% gain.  Small cap financials gains catapulted post-election, gaining more than 20% from November 8th thru the end of the fiscal year, which drove much of the full year results.  Two holdings, First NBC Bank (FNBC) and United Fire Group (UFCS) dragged relative performance by 50 bps each.  FNBC stock declined 24% during the year as management failed to execute its strategy. As a result, we eliminated it from the portfolio.  UFCS stock got hit 13% in Q4 as the company’s fourth quarter earnings results were weaker than expected due to a softening commercial automotive insurance market.  We believe this issue is an industry-wide trend rather than a company specific issue.  Despite this, we think UFCS should be able grow its premiums as they continue to expand its national footprint.

Lastly, our average cash position during the year ran a bit higher than is typical for us (at 7.5%) and cost us about 250 bps.

III. OUTLOOK

Economic conditions have not changed substantially in the first three months of 2017.  Employment growth continues apace, with almost 200,000 new jobs created, on average, in each of the first three months of the year, and the unemployment rate dropped to 4.5%. Growth in average hourly earnings, however, remains sluggish, though pushing toward the 3% level. We continue to believe that any acceleration in US economic growth will be driven by the expansion in both job creation and wage growth in excess of 3%.

Source: Federal Reserve Bank of St. Louis.

Great Lakes Small Cap Opportunity Fund

There may be some concern with the March jobs report, which suggests that only 89,000 new jobs were created in the month, far fewer than expected. However, we note that poor weather may have affected hiring in the month; for example, construction hiring was particularly anemic in March, reflecting the impact of bad weather.  On the other hand, the continuing retrenchment in the retail sector continued, as store-based retailers eliminated almost 30,000 positions for the second month in a row. Many businesses across the economy also continue to use temporary workers at an increasing rate in lieu of permanent hiring, an indication of the tenuousness with which employers still approach hiring decisions.

Overall, the US economy remains the most resilient in the world, and continues to plod along a somewhat meager but sustainable growth path in the neighborhood of 2% annually.

At this rate, inflation appears to be held in check, and the ten-year rate of interest may remain stuck close to 2% for some time.  All of this data would suggest that equities are close to fairly valued, and that any increase in long-term interest rates would suggest that equity prices might face downward pressure unless the rate of economic growth appears to be accelerating at the same time.

In the meantime, both political and exogenous risks must be considered, though they cannot be easily predicted. President Trump will celebrate his 100th day in office on April 28.  That is the same day that the current bill funding the U.S. government is set to expire and Congress is set for a two-week recess just ahead of that deadline. The specter of a government shutdown looms large for Republicans, who are understandably leery of having the impacts of a shutdown pinned upon them again.  Nonetheless, there is little prospect that Congress will be able to agree on a budget by that time, and the only realistic expectation is a series of continuing resolutions that do nothing to bolster investor or consumer confidence.

Much of the economic promise held out after the election of President Trump last November has been incorporated into US equity prices, in our opinion.  As a result, we are concerned that any substantial disruption in the implementation of his plans may have an adverse impact.  The failure to “repeal” the Affordable Care Act (ACA) and replace it with an alternative plan created some uncertainty relating to the Administration’s ability to execute on its strategies.  With tax relief, stimulus spending, and trade reforms potentially all coming down the pike, any substantial deviation from expectations may upset equity markets, and more importantly have a negative impact on corporate earnings expectations, none of which would be positive for investors.  Other potential hotspots include the upcoming French presidential elections, the implementation of Brexit, and concerns in Syria and North Korea, all of which could lead to greater uncertainty and market volatility.

Great Lakes Small Cap Opportunity Fund

We continue to absorb economic developments, changes in interest rates, and world events, and gauge the impact they may have on the long-term growth prospects of the companies that we follow. We are quite comfortable with the manner in which our portfolios are currently constructed and are carefully assessing new opportunities as they arise.

We thank you for entrusting your capital with us, and for your support and patience.

Gary Lenhoff, CFA®	Ben Kim, CFA®, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder	Fund Shareholder

Past performance does not guarantee future results.

Definitions:

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Return on capital measures how effectively a company uses the money (borrowed or owned) invested in its operations.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	20.47%	4.56%	10.70%	16.30%
Institutional Class	20.78%	4.83%	10.97%	16.61%
Russell 2000 Index(2)	26.22%	7.22%	12.35%	15.76%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index can not be invested in directly.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2017(1)
(% of net assets)

Horace Mann Educators Corp.	4.6%
ViaSat, Inc.	4.6%
Aspen Insurance Holdings Ltd.	4.4%
John Wiley & Sons, Inc. – Class A	4.1%
UniFirst Corp.	3.9%
Jones Lang LaSalle, Inc.	3.8%
WESCO International, Inc.	3.0%
Lindsay Corp.	2.7%
Flowserve Corp.	2.6%
Investors Bancorp, Inc.	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Funds

Expense Examples (Unaudited)
March 31, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2016)	Value (3/31/2017)	(10/1/2016 to 3/31/2017)
Institutional Class Actual(2)	$1,000.00	$ 981.50	$3.21
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2017 of (1.85)%.

Great Lakes Disciplined Equity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2016)	Value (3/31/2017)	(10/1/2016 to 3/31/2017)
Institutional Class Actual(4)	$1,000.00	$1,077.00	$4.40
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2017 of 7.70%.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
March 31, 2017

Great Lakes Disciplined International Smaller Company Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2016)	Value (3/31/2017)	(10/1/2016 to 3/31/2017)
Institutional Class Actual(2)	$1,000.00	$1,105.30	$7.61
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2017 of 10.53%.

Great Lakes Large Cap Value Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2016)	Value (3/31/2017)	(10/1/2016 to 3/31/2017)
Institutional Class Actual(4)	$1,000.00	$1,115.90	$4.48
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2017 of 11.59%.

Great Lakes Small Cap Opportunity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2016)	Value (3/31/2017)	(10/1/2016 to 3/31/2017)
Investor Class Actual(6)	$1,000.00	$1,106.10	$5.67
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44
Institutional Class Actual(6)	$1,000.00	$1,107.50	$4.36
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.08% and 0.83% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period

(6)	Based on the actual returns for the six-month period ended March 31, 2017 of 10.61% and 10.75% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments
March 31, 2017

Description	Par	Value
CORPORATE BONDS – 55.8%

Consumer Discretionary – 6.1%
Brunswick Corp.
7.375%, 09/01/2023	$150,000	$176,074
Discovery Communications
4.900%, 03/11/2026	1,774,000	1,848,387
Kohl’s Corp.
4.000%, 11/01/2021	1,000,000	1,020,250
Lamar Media Corp.
5.000%, 05/01/2023	400,000	414,000
Lear Corp.
5.375%, 03/15/2024	746,000	787,546
Lennar Corp.
4.750%, 05/30/2025	400,000	403,000
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	1,135,000	1,060,234
Pulte Group, Inc.
6.375%, 05/15/2033	400,000	412,000
Service Corp. International
7.500%, 04/01/2027	500,000	583,750
Walt Disney Co.
3.150%, 09/17/2025	693,000	707,767
		7,413,008
Consumer Staples – 3.2%
Anheuser-Busch InBev
3.650%, 02/01/2026	1,100,000	1,114,356
Diageo Capital plc
2.625%, 04/29/2023	1,000,000	993,102
HJ Heinz Co.
6.375%, 07/15/2028	225,000	266,238
PepsiCo, Inc.
2.750%, 04/30/2025	1,000,000	983,038
TreeHouse Foods, Inc.
4.875%, 03/15/2022	500,000	513,750
		3,870,484
Energy – 8.9%
ConocoPhillips Co.
1.050%, 12/15/2017	2,796,000	2,785,957
Kinder Morgan, Inc.
5.300%, 12/01/2034	1,499,000	1,508,573

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
CORPORATE BONDS – 55.8% (Continued)

Energy – 8.9% (Continued)
Marathon Oil Corp.
6.000%, 10/01/2017	$2,005,000	$2,049,046
Petroleos Mexicanos
6.375%, 01/23/2045	1,425,000	1,396,813
Schlumberger Investment
2.400%, 08/01/2022 (a)	1,000,000	980,041
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	300,000	298,869
Valero Energy Partners
4.375%, 12/15/2026	1,735,000	1,754,257
		10,773,556
Financials – 17.3%
Affiliated Managers Group
3.500%, 08/01/2025	295,000	290,361
Ally Financial, Inc.
5.125%, 09/30/2024	400,000	412,500
American Express Co.
1.550%, 05/22/2018	400,000	399,593
Bank of America Corp.
4.000%, 04/01/2024	1,000,000	1,038,376
Bank of Tokyo Mitsubishi
1.650%, 02/26/2018 (a)	100,000	99,977
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	696,000	718,590
Citigroup, Inc.
4.500%, 01/14/2022	680,000	728,500
Corporate Office Properties LP
3.700%, 06/15/2021	582,000	593,664
Credit Suisse New York
1.375%, 05/26/2017	300,000	300,054
Daimler Finance North America, LLC
1.650%, 03/02/2018 (a)	250,000	249,854
Fifth Third Bank
1.450%, 02/28/2018	450,000	449,588
Ford Motor Credit Co., LLC
5.750%, 02/01/2021	782,000	862,096
3.810%, 01/09/2024	750,000	753,482
General Electric Capital Corp.
5.875%, 01/14/2038	500,000	632,305

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
CORPORATE BONDS – 55.8% (Continued)

Financials – 17.3% (Continued)
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	$758,000	$832,270
5.750%, 01/24/2022	1,070,000	1,204,898
HCP, Inc.
5.375%, 02/01/2021	622,000	678,048
Huntington National Bank
2.200%, 04/01/2019	360,000	361,003
JPMorgan Chase & Co.
2.250%, 01/23/2020	1,080,000	1,084,145
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	250,000	249,965
Manufacturers & Traders Trust Co.
1.695%, 12/01/2021^	1,618,000	1,594,490
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	201,153
Mitsubishi UFJ Trust & Bank
1.600%, 10/16/2017 (a)	250,000	250,019
Morgan Stanley
5.500%, 07/24/2020	750,000	819,405
New York Life Global Funding
2.150%, 06/18/2019 (a)	200,000	201,046
Nippon Life Insurance Co.
5.100%, 10/16/2044^ (a)	250,000	265,000
Post Apartment Homes LP
3.375%, 12/01/2022	75,000	74,940
Reliance Standard Life II
2.375%, 05/04/2020 (a)	520,000	516,174
S&P Global, Inc.
4.400%, 02/15/2026	338,000	359,367
State Street Corp.
2.550%, 08/18/2020	655,000	664,115
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	605,000	604,795
Symetra Financial Corp.
4.250%, 07/15/2024	340,000	341,728
Synovus Financial Corp.
7.875%, 02/15/2019	500,000	545,975
UBS
2.375%, 08/14/2019	500,000	503,528

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
CORPORATE BONDS – 55.8% (Continued)

Financials – 17.3% (Continued)
Wells Fargo & Co.
4.125%, 08/15/2023	$1,000,000	$1,048,341
2.269%, 10/31/2023^	1,000,000	1,019,140
		20,948,485
Health Care – 4.6%
AbbVie, Inc.
3.600%, 05/14/2025	1,250,000	1,252,420
Aetna, Inc.
2.750%, 11/15/2022	1,000,000	1,000,545
Agilent Technologies, Inc.
3.200%, 10/01/2022	570,000	577,066
Biogen, Inc.
4.050%, 09/15/2025	1,500,000	1,557,068
Eli Lilly & Co.
2.750%, 06/01/2025	665,000	658,988
Tenet Healthcare Corp.
4.750%, 06/01/2020	500,000	513,350
		5,559,437
Industrials – 4.8%
ADT Corp.
4.125%, 06/15/2023	655,000	628,800
Burlington Northern Santa Fe
4.450%, 03/15/2043	450,000	467,877
Eaton Corp.
4.000%, 11/02/2032	762,000	774,510
Owens Corning
3.400%, 08/15/2026	964,000	935,400
Rolls-Royce plc
2.375%, 10/14/2020 (a)	342,000	341,071
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	1,000,000	1,039,088
US Airways Group, Inc.
6.125%, 06/01/2018	700,000	728,000
Valmont Industries, Inc.
5.000%, 10/01/2044	1,000,000	936,512
		5,851,258

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
CORPORATE BONDS – 55.8% (Continued)

Information Technology – 1.3%
Amkor Technology, Inc.
6.375%, 10/01/2022	$181,000	$187,561
Hewlett Packard Enterprise Co.
2.850%, 10/05/2018	335,000	339,161
Oracle Corp.
2.500%, 10/15/2022	1,000,000	995,714
		1,522,436
Materials – 3.5%
Ashland, Inc.
3.875%, 04/15/2018	400,000	407,500
Dow Chemical Co.
3.000%, 11/15/2022	1,000,000	1,011,510
Vulcan Materials Co.
7.500%, 06/15/2021	1,500,000	1,757,583
3.900%, 04/01/2027	1,000,000	1,008,070
		4,184,663
Real Estate – 0.7%
Kimco Realty Corp. – REIT
3.125%, 06/01/2023	343,000	338,055
2.800%, 10/01/2026	500,000	460,411
		798,466
Telecommunication Services – 3.0%
AT&T, Inc.
2.625%, 12/01/2022	1,250,000	1,222,994
CCO Holdings LLC
5.750%, 01/15/2024	500,000	521,250
Indiana Bell Telephone Co., Inc.
7.300%, 08/15/2026	500,000	604,452
Michigan Bell Telephone Co.
7.850%, 01/15/2022	1,070,000	1,284,125
		3,632,821
Utilities – 2.4%
American Electric Power Co., Inc.
2.950%, 12/15/2022	1,045,000	1,051,626
Colbun
4.500%, 07/10/2024 (a)	200,000	204,536

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
CORPORATE BONDS – 55.8% (Continued)

Utilities – 2.4% (Continued)
Pacific Gas & Electric Co.
3.250%, 06/15/2023	$602,000	$613,710
Public Service Enterprise Group Power LLC
3.000%, 06/15/2021	1,000,000	1,008,860
		2,878,732
Total Corporate Bonds
(Cost $67,488,495)		67,433,346

MUNICIPAL BONDS – 24.6%
Butler County, Pennsylvania General Authority Revenue
0.940%, 08/01/2027 – AGM Insured^	3,500,000	3,500,000
Cape Girardeau County, Missouri School District 2
4.000%, 04/01/2026 – BAM Insured	500,000	535,350
Chesterfield County, Virginia Industrial Development Authority
1.080%, 08/01/2024^	2,900,000	2,900,000
Chicago, Illinois Board of Education
Series B
5.000%, 12/01/2018 – AMBAC Insured	400,000	407,352
Chicago, Illinois O’Hare International Airport Revenue
Series C
5.000%, 01/01/2033	1,225,000	1,375,001
Chicago, Illinois Wastewater Transmission Revenue
5.180%, 01/01/2027	1,000,000	1,084,940
Cook County, Illinois
Series B
4.940%, 11/15/2023 – BAM Insured	500,000	537,940
Dayton, Ohio Airport Revenue
4.000%, 12/01/2017 – AGM Insured	725,000	738,064
Detroit, Michigan Water Supply System Revenue
Series B
5.500%, 07/01/2035 – BHAC, FGIC Insured	185,000	195,316
Fort Bend County, Texas Municipal Utility District #25
4.000%, 10/01/2025 – BAM Insured	250,000	270,055
Harris County, Texas Municipal Utility District #165
5.000%, 03/01/2030 – BAM Insured	335,000	377,314
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,051
Illinois Sports Facilities Authority
5.000%, 06/15/2022	175,000	187,791

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
MUNICIPAL BONDS – 24.6% (Continued)
Illinois State Educational Facilities Authority
Series A
0.930%, 06/01/2033 (LOC: BMO Harris Bank)^	$3,000,000	$3,000,000
Johnson City, Tennessee Health & Educational Facilities
Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025 – NATL Insured	135,000	135,279
Kankakee, Illinois
4.000%, 01/01/2025	250,000	260,987
Kankakee, Illinois Sewer Revenue
4.000%, 05/01/2027 – AGM Insured	350,000	371,822
Macon & DeWitt Counties Illinois Community United School District #2
4.500%, 10/01/2020 – AGM Insured	545,000	589,352
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	252,455
Marshall, Michigan Public School District
4.000%, 11/01/2027 – QSBLF Insured	260,000	279,479
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025 – FHLMC, FNMA, GNMA Insured	205,000	207,112
New Haven, Michigan Community School District
5.000%, 05/01/2026 – QSBLF Insured	1,000,000	1,168,270
New Jersey Transportation Trust Fund Authority
Series D
5.000%, 12/15/2023	1,040,000	1,118,832
4.000%, 06/15/2024	1,000,000	1,012,440
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034 – FHLMC, FNMA, GNMA Insured	500,000	508,365
Niagara, New York Frontier Transportation Authority
Series A
5.000%, 04/01/2023	250,000	283,448
Oak Creek, Wisconsin
Series A
4.000%, 06/01/2026	300,000	331,839
Ohio Housing Finance Agency
Series 1
2.650%, 11/01/2041	900,000	886,554

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
MUNICIPAL BONDS – 24.6% (Continued)
Ohio State Water Development Authority
Series C
4.000%, 06/01/2033 – GTY^	$145,000	$51,965
Pittsburgh & Allegheny County, Pennsylvania
Sports & Exhibition Authority
Series B
1.080%, 11/01/2039 – AGM Insured^	5,000,000	5,000,000
Puerto Rico Public Finance Corp.
6.000%, 08/01/2026 – AGC Insured	1,000,000	1,260,910
South Lyon, Michigan Community Schools
5.000%, 05/01/2026	360,000	423,058
Tennessee Housing Development Agency Revenue
Series 1A
4.000%, 07/01/2039	250,000	262,710
Total Municipal Bonds
(Cost $29,689,450)		29,664,051

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.1%
Bank of America Commercial Mortgage Trust
Series 2007-4, Class AM
6.103%, 02/10/2051^	256,000	258,499
Series 2008-1, Class AM
6.490%, 02/10/2051^	250,000	257,103
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	530,581
Commercial Mortgage Trust
Series 2014-UBS5, Class A4
3.838%, 09/12/2047	750,000	782,004
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	62,452	63,911
Greenpoint Mortgage
Series 2003-1, Class A1
3.674%, 10/25/2033^	258,463	255,727

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.1% (Continued)
GS Mortgage Securities Trust
Series 2011-GC5, Class A4
3.707%, 08/10/2044	$569,000	$596,978
Series 2007-GG10, Class A4
6.040%, 08/10/2045^	99,215	99,234
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	530,749
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4
3.144%, 06/15/2049	500,000	497,291
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.306%, 04/17/2048	500,000	504,890
Series 2015-C25, Class A4
3.372%, 10/15/2048	750,000	760,793
Morgan Stanley Capital I Trust
Series 2007-T27, Class AM
5.871%, 06/11/2042^	150,000	151,211
Series 2016-UB11, Class A4
2.782%, 08/15/2049	1,000,000	963,607
Morgan Stanley Mortgage Trust
Series 35
1.402%, 05/20/2021^	5,579	5,592
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	42,670	42,679
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.474%, 08/15/2039^	23,722	23,964
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/10/2049	500,000	511,562
Wells Fargo Commercial Mortgage Trust
Series 2016-LC25, Class A4
3.640%, 11/15/2026	1,000,000	1,024,949
Series 2016-C35, Class A4
2.931%, 07/15/2048	1,000,000	974,222
Series 2016-NXS6, Class A4
2.918%, 11/18/2049	1,000,000	968,987
Total Commercial Mortgage-Backed Securities
(Cost $10,019,249)		9,804,533

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 4.4%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032, #S50007 (b)	$1,118,414	$188,151
Series 3293, Class MP
5.500%, 03/15/2037	117,127	131,437
Federal Home Loan Mortgage Corporation
Series K-712, Class X1
1.343%, 11/25/2019^ (b)	1,116,966	30,211
Series K-026, Class X1
1.029%, 11/25/2022^ (b)	9,608,140	452,038
Series K-027, Class X1
0.818%, 01/25/2023^ (b)	9,612,399	365,508
Federal Home Loan Mortgage Corporation Pool
6.000%, 08/01/2022, #J05364	122,381	128,576
5.000%, 01/01/2024, #C90779	112,377	122,328
2.500%, 08/01/2032, #C91531	216,400	211,563
3.000%, 10/01/2032, #D99625	145,831	149,057
4.000%, 10/01/2040, #G06061	267,813	282,727
4.000%, 08/01/2042, #Q10153	308,972	326,658
Federal National Mortgage Association
Series 2013-M4, Class X1
4.097%, 02/25/2018^ (b)	224,515	2,148
Series 2012-M8, Class X1
2.100%, 12/25/2019^ (b)	1,014,345	24,367
Series 2012-34, Class PC
5.500%, 01/25/2032	79,386	87,937
Series 2012-90, Class DA
1.500%, 03/25/2042	70,294	67,979
Federal National Mortgage Association Pool
4.066%, 07/01/2020, #465491	278,476	293,551
2.500%, 06/01/2023, #AB9602	196,813	199,748
5.170%, 06/01/2028, #468516	231,107	256,978
4.500%, 06/01/2034, #MA1976	264,887	285,699
6.500%, 12/01/2036, #888112	53,194	62,934
4.500%, 04/01/2039, #930922	249,909	269,748
4.500%, 04/01/2041, #AH9719	178,846	192,587
4.000%, 03/01/2045, #AY6502	423,768	444,758

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Par/Shares	Value
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 4.4% (Continued)
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	$325,152	$344,521
Series 2013-144, Class UI
4.500%, 10/16/2028 (b)	831,399	74,663
Series 2011-27, Class B
3.000%, 09/16/2034	117,271	117,668
Series 2012-109, Class AB
1.388%, 09/16/2044	61,472	59,578
Government National Mortgage Association Pool
4.500%, 11/20/2033, #003470	133,535	143,932
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $5,069,897)		5,317,050

U.S. TREASURY SECURITIES – 4.0%

U.S. Treasury Notes
2.250%, 12/31/2023	1,500,000	1,505,595
2.250%, 01/31/2024	2,250,000	2,257,339
2.750%, 02/15/2024	1,000,000	1,034,961
Total U.S. Treasury Securities
(Cost $4,782,369)		4,797,895

INVESTMENT COMPANY – 0.9%
Nuveen Quality Municipal Income Fund
Total Investment Company
(Cost $1,044,272)	75,740	1,036,881

EXCHANGE TRADED FUND – 0.4%
iShares MBS Bond Fund
Total Exchange Traded Fund
(Cost $501,737)	4,610	491,195

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENT – 1.0%
First American Government Obligations Fund – Class Z, 0.61% (c)
Total Short-Term Investment
(Cost $1,193,567)	1,193,567	$1,193,567
Total Investments – 99.2%
(Cost $119,789,036)		119,738,518
Other Assets and Liabilities, Net – 0.8%		1,013,493
Total Net Assets – 100.0%		$120,752,011

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser.  As of March 31, 2017, the value of these investments were $4,576,295, or 3.8% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of March 31, 2017.
(b)	Interest only security.
(c)	The rate shown is the annualized seven-day effective yield as of March 31, 2017.

AGC – Assured Guaranty Corporation
AGM – Assured Guaranty
AMBAC – American Municipal Bond Assurance Corporation
BAM – Build America Mutual Assurance Company
BHAC – Berkshire Hathaway Assurance Corporation
FGIC – Federal Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
GTY – Guaranty Agreement
LOC – Letter of Credit
NATL – National Public Finance Guarantee Corporation
QSBLF – School Bond Qualification Program
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 99.1%

Consumer Discretionary – 12.9%
General Motors Co.	4,200	$148,512
Home Depot, Inc.	10,600	1,556,398
Las Vegas Sands Corp.	3,100	176,917
Mattel, Inc.	4,600	117,806
Nike, Inc. – Class B	5,100	284,223
Norwegian Cruise Line Holdings Ltd.*	9,900	502,227
Omnicom Group, Inc.	11,400	982,794
TEGNA, Inc.	29,000	742,980
TJX Companies, Inc.	15,000	1,186,200
Wyndham Worldwide Corp.	2,000	168,580
Yum! Brands, Inc.	2,400	153,360
		6,019,997
Consumer Staples – 8.0%
Costco Wholesale Corp.	1,300	217,997
Kimberly-Clark Corp.	2,600	342,238
Kroger Co.	29,400	867,006
PepsiCo, Inc.	13,700	1,532,482
Sysco Corp.	15,200	789,184
		3,748,907
Energy – 3.2%
Baker Hughes, Inc.	3,300	197,406
Chevron Corp.	5,200	558,324
Exxon Mobil Corp.	4,300	352,643
Phillips 66	4,800	380,256
		1,488,629
Financials – 22.5%
American International Group, Inc.	2,400	149,832
Ameriprise Financial, Inc.	3,400	440,912
Bank of America Corp.	42,900	1,012,011
Berkshire Hathaway, Inc. – Class B*	1,400	233,352
Chubb Ltd.	2,300	313,375
Citigroup, Inc.	18,500	1,106,670
Citizens Financial Group, Inc.	5,200	179,660
Goldman Sachs Group, Inc.	2,700	620,244
JPMorgan Chase & Co.	5,400	474,336
Leucadia National Corp.	44,100	1,146,600
MetLife, Inc.	12,500	660,250
SunTrust Banks, Inc.	3,300	182,490

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 99.1% (Continued)

Financials – 22.5% (Continued)
T. Rowe Price Group, Inc.	1,400	$95,410
Torchmark Corp.	9,700	747,288
Travelers Companies, Inc.	10,100	1,217,454
Unum Group	5,200	243,828
Wells Fargo & Co.	29,900	1,664,234
		10,487,946
Health Care – 13.3%
Amgen, Inc.	1,000	164,070
Becton, Dickinson and Co.	3,400	623,696
Bristol-Myers Squibb Co.	2,500	135,950
Danaher Corp.	14,700	1,257,291
Eli Lilly & Co.	2,800	235,508
Johnson & Johnson	14,600	1,818,430
Mylan NV*	4,200	163,758
Stryker Corp.	2,000	263,300
UnitedHealth Group, Inc.	7,600	1,246,476
Varian Medical Systems, Inc.*	1,200	109,356
Zimmer Biomet Holdings, Inc.	1,400	170,954
		6,188,789
Industrials – 14.7%
3M Co.	5,900	1,128,847
American Airlines Group, Inc.	12,800	541,440
Boeing Co.	4,100	725,126
Eaton Corp. plc	2,400	177,960
Expeditors International of Washington, Inc.	2,800	158,172
Ingersoll-Rand Co. plc	10,800	878,256
Raytheon Co.	6,200	945,500
Rockwell Collins, Inc.	6,400	621,824
Union Pacific Corp.	7,600	804,992
United Parcel Service, Inc. – Class B	8,000	858,400
		6,840,517
Information Technology – 17.3%
Alphabet, Inc. – Class C*	1,350	1,119,906
Apple, Inc.	4,300	617,738
Broadcom Ltd.	4,800	1,051,008
Cisco Systems, Inc.	27,600	932,880
Fidelity National Information Services, Inc.	1,700	135,354
Fiserv, Inc.*	2,450	282,510

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 99.1% (Continued)

Information Technology – 17.3% (Continued)
Intel Corp.	41,793	$1,507,474
International Business Machines Corp.	1,600	278,624
Microsoft Corp.	32,622	2,148,485
		8,073,979
Materials – 5.8%
Air Products & Chemicals, Inc.	4,900	662,921
Ball Corp.	13,600	1,009,936
Eastman Chemical Co.	4,900	395,920
Ecolab, Inc.	1,400	175,476
Nucor Corp.	3,800	226,936
Praxair, Inc.	1,900	225,340
		2,696,529
Real Estate – 1.0%
Public Storage – REIT	1,000	218,910
UDR, Inc. – REIT	6,900	250,194
		469,104
Utilities – 0.4%
DTE Energy Co.	1,600	163,376
Total Common Stocks
(Cost $42,617,951)		46,177,773

CONTINGENT VALUE RIGHTS – 0.0%
Safeway Casa Ley* (a)	12,910	13,102
Safeway PDC, LLC* (a)	12,910	630
Total Contingent Value Rights
(Cost $0)		13,732

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENT – 0.8%
First American Government Obligations Fund – Class Z, 0.61%^
Total Short-Term Investment
(Cost $392,170)	392,170	$392,170
Total Investments – 99.9%
(Cost $43,010,121)		46,583,675
Other Assets and Liabilities, Net – 0.1%		27,678
Total Net Assets – 100.0%		$46,611,353

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 and 3 in the Notes to Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2017.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 97.2%

Australia – 2.6%
Bank of Queensland Ltd.	1,378	$12,792
Brickworks Ltd.	1,799	20,179
Mineral Resources Ltd.	3,552	29,153
		62,124
Austria – 1.6%
Oesterreichische Post AG	922	36,733

Belgium – 3.6%
Barco NV	456	45,679
Telenet Group Holding NV*	668	39,709
		85,388
Brazil – 4.0%
Centrais Eletricas Brasileiras SA*	2,388	13,128
Cia de Saneamento Basico do Estado de Sao Paulo	1,537	16,059
Embraer SA	6,513	36,096
Gerdau SA	8,558	28,840
		94,123
Canada – 2.0%
Cominar – REIT	1,151	12,463
Granite Real Estate Investment Trust	174	6,087
Quebecor, Inc. – Class B	896	27,631
		46,181
China – 1.6%
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. – Class H	2,028	5,979
Yantai Changyu Pioneer Wine Co., Ltd. – Class B	12,447	32,248
		38,227
Denmark – 1.0%
William Demant Holding*	1,090	22,778

Finland – 1.5%
Fiskars OYJ Abp	1,660	34,302

France – 6.0%
Alstom SA*	1,356	40,482
BioMerieux	209	35,363
Technicolor SA	6,755	31,044
Wendel SA	267	33,810
		140,699

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 97.2% (Continued)

Germany – 1.6%
Aurubis AG	438	$29,369
Leoni AG	139	7,144
		36,513
Greece – 1.0%
Hellenic Telecommunications Organization SA	2,447	22,990

Hong Kong – 2.5%
Hopewell Holdings Ltd.	5,597	21,039
VTech Holdings Ltd.	3,097	37,028
		58,067
Hungary – 1.6%
MOL Hungarian Oil & Gas plc	539	36,906

Ireland – 1.6%
Greencore Group plc	12,232	37,625

Isle Of Man – 1.4%
Playtech plc	2,909	33,941

Italy – 1.6%
Autogrill SpA	2,010	19,953
Geox SpA	7,019	17,656
		37,609
Japan – 16.8%
Daicel Corp.	493	5,953
IBIDEN Co., Ltd.	1,110	17,281
Isetan Mitsukoshi Holdings Ltd.	549	6,034
Iwatani Corp.	895	5,217
MEITEC Corp.	870	35,372
Miraca Holdings, Inc.	239	10,974
Mitsui O.S.K. Lines, Ltd.	1,716	5,393
Musashino Bank, Ltd.	1,057	31,334
NHK Spring Co., Ltd.	3,030	33,548
Nomura Real Estate Holdings, Inc.	361	5,761
OSG Corp.	843	17,241
Rohm Co. Ltd.	687	45,737
SBI Holdings, Inc.	2,810	39,264
Sotetsu Holdings, Inc.	6,597	30,666
Suzuken Co. Ltd.	377	12,389
TonenGeneral Sekiyu	1,586	18,544

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 97.2% (Continued)

Japan – 16.8% (Continued)
Yamaguchi Financial Group, Inc.	2,570	$27,879
YASKAWA Electric Corp.	2,239	45,090
		393,677
Luxembourg – 2.0%
Subsea 7*	3,069	47,630

Malta – 0.3%
Kindred Group plc	619	6,412

Mexico – 1.4%
Industrias Bachoco SAB de CV	7,251	32,769

New Zealand – 0.7%
Vector Ltd.	7,526	16,885

Norway – 1.3%
Akers ASA – Class A	807	31,257

Poland – 2.4%
Grupa Lotos SA*	3,056	42,138
KGHM Polska Miedz SA	522	15,230
		57,368
Portugal – 1.2%
CTT-Correios de Portugal SA	2,286	12,474
Navigator Co. SA	3,682	14,768
		27,242
Singapore – 2.4%
UOL Group Ltd.	2,768	13,789
Venture Corp. Ltd.	5,039	41,318
		55,107
South Africa – 2.0%
Investec Ltd.	1,508	10,272
Kumba Iron Ore Ltd.*	928	14,005
RMB Holdings Ltd.	5,401	23,573
		47,850
South Korea – 8.4%
CJ O Shopping Co., Ltd.	212	39,697
GS Engineering & Construction Corp.*	918	25,204
Hyundai Engineering & Construction Co., Ltd.	803	35,574
Hyundai Wia Corp.	284	17,247

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 97.2% (Continued)

South Korea – 8.4% (Continued)
Kangwon Land, Inc.	356	$12,168
Lotte Shopping Co., Ltd.	161	31,319
Woori Bank	3,140	36,478
		197,687
Spain – 4.0%
Distribuidora Internacional de Alimentacion SA	6,578	38,022
Mediaset Espana Comunicacion	1,703	21,928
Tecnicas Reunidas SA	885	34,942
		94,892
Sweden – 3.1%
Getinge AB – Class B	1,820	31,911
Latour Investment AB – Class B	797	31,814
NCC AB	372	9,188
		72,913
Switzerland – 1.4%
Straumann Holding AG	69	31,981

Taiwan – 2.9%
Casetek Holdings Ltd.	10,189	33,904
Simplo Technology Co., Ltd.	10,000	33,942
		67,846
United Kingdom – 11.7%
AA plc	3,196	10,643
Berkeley Group Holdings plc	927	37,274
Booker Group plc	6,877	16,821
Britvic plc	4,596	37,297
Derwent London plc – REIT	550	19,375
Great Portland Estates plc – REIT	2,410	19,671
Mitchells & Butlers plc	10,959	33,571
St. James’s Place plc	970	12,912
Travis Perkins plc	967	18,345
Vedanta Resources plc	3,454	34,979
William Hill plc	9,300	33,915
		274,803
Total Common Stocks
(Cost $2,038,390)		2,280,525

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENT – 3.5%
First American Government Obligations – Class Z, 0.61%^
Total Short-Term Investment
(Cost $82,664)	82,664	$82,664
Total Investments – 100.7%
(Cost $2,121,054)		2,363,189
Other Assets and Liabilities, Net – (0.7)%		(17,779)
Total Net Assets – 100.0%		$2,345,410

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2017.
REIT – Real Estate Investment Trust

At March 31, 2017, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Consumer Discretionary	19.7%
Information Technology	14.2%
Industrials	14.0%
Financials	12.4%
Consumer Staples	8.3%
Materials	8.2%
Energy	7.7%
Health Care	6.4%
Real Estate	3.3%
Utilities	2.0%
Telecommunication Services	1.0%
Short-Term Investment	3.5%
Other Assets and Liabilities, Net	(0.7)%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 96.0%

Consumer Discretionary – 6.3%
BorgWarner, Inc.	13,976	$584,057
Harley-Davidson, Inc.	27,249	1,648,564
Target Corp.	17,929	989,502
		3,222,123
Consumer Staples – 10.2%
Altria Group, Inc.	5,849	417,736
CVS Health Corp.	19,400	1,522,900
Mondelez International, Inc.	16,303	702,333
PepsiCo, Inc.	11,405	1,275,763
Philip Morris International, Inc.	11,258	1,271,028
		5,189,760
Energy – 11.6%
Chevron Corp.	9,556	1,026,028
ConocoPhillips	20,320	1,013,358
National Oilwell Varco, Inc.	14,597	585,194
Phillips 66	12,613	999,202
Royal Dutch Shell – ADR	23,949	1,262,831
Schlumberger Ltd.	12,881	1,006,006
		5,892,619
Financials – 20.9%
American Express Co.	12,931	1,022,971
Ameriprise Financial, Inc.	9,749	1,264,250
Bank of America Corp.	37,993	896,255
Berkshire Hathaway, Inc. – Class B*	9,273	1,545,624
Chubb Ltd.	11,003	1,499,159
Citigroup, Inc.	21,760	1,301,683
MetLife, Inc.	16,778	886,214
Prudential Financial, Inc.	9,509	1,014,420
Wells Fargo & Co.	22,095	1,229,808
		10,660,384
Health Care – 16.5%
Abbott Laboratories	29,728	1,320,221
AbbVie, Inc.	20,500	1,335,780
Aetna, Inc.	10,091	1,287,107
Amgen, Inc.	7,615	1,249,393
Cigna Corp.	7,359	1,078,020
McKesson Corp.	4,113	609,793
Merck & Co., Inc.	23,563	1,497,193
		8,377,507

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 96.0% (Continued)

Industrials – 13.6%
3M Co.	5,817	$1,112,967
Eaton Corp. plc	14,701	1,090,079
Emerson Electric Co.	12,304	736,517
General Electric Co.	47,152	1,405,130
Honeywell International, Inc.	4,210	525,703
Lockheed Martin Corp.	3,840	1,027,584
Norfolk Southern Corp.	4,206	470,946
Parker-Hannifin Corp.	3,507	562,242
		6,931,168
Information Technology – 14.1%
Accenture plc – Class A	5,158	618,341
Apple, Inc.	11,192	1,607,843
Intel Corp.	28,164	1,015,875
Microsoft Corp.	21,957	1,446,088
Oracle Corp.	34,362	1,532,889
QUALCOMM, Inc.	16,254	932,004
		7,153,040
Utilities – 2.8%
Duke Energy Corp.	9,179	752,770
Public Service Enterprise Group, Inc.	15,118	670,483
		1,423,253
Total Common Stocks
(Cost $41,172,783)		48,849,854

SHORT-TERM INVESTMENT – 3.3%
First American Government Obligations – Class Z, 0.61%^
Total Short-Term Investment
(Cost $1,672,553)	1,672,553	1,672,553
Total Investments – 99.3%
(Cost $42,845,336)		50,522,407
Other Assets and Liabilities, Net – 0.7%		379,956
Total Net Assets – 100.0%		$50,902,363

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2017.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 95.4%

Consumer Discretionary – 22.9%
DeVry Education Group, Inc.	51,330	$1,819,648
Gentex Corp.	40,289	859,364
John Wiley & Sons, Inc. – Class A	62,222	3,347,544
Kate Spade & Co.*	55,107	1,280,136
La Quinta Holdings, Inc.*	149,639	2,023,119
Live Nation Entertainment, Inc.*	42,496	1,290,604
Office Depot, Inc.	349,227	1,629,144
Ralph Lauren Corp.	22,481	1,834,899
Staples, Inc.	184,221	1,615,618
Tupperware Brands Corp.	29,883	1,874,262
Zumiez, Inc.*	64,031	1,171,767
		18,746,105
Financials – 18.6%
Aspen Insurance Holdings Ltd.	69,872	3,636,838
Atlas Financial Holdings, Inc.*	65,960	900,354
Banco Latinoamericano de Comercio Exterior SA	46,126	1,279,535
Berkshire Hills Bancorp, Inc.	47,816	1,723,767
Horace Mann Educators Corp.	91,680	3,763,464
Investors Bancorp, Inc.	145,058	2,085,934
United Fire Group, Inc.	42,925	1,835,902
		15,225,794
Health Care – 5.2%
Bio-Rad Laboratories, Inc. – Class A*	4,147	826,663
Luminex Corp.	93,185	1,711,809
MEDNAX, Inc.*	25,348	1,758,644
		4,297,116
Industrials – 24.1%
Actuant Corp. – Class A	45,428	1,197,028
AGCO Corp.	33,888	2,039,380
Armstrong Flooring, Inc.*	59,389	1,093,945
EnerSys	10,274	811,029
Flowserve Corp.	44,818	2,170,088
Kirby Corp.*	14,223	1,003,433
Lindsay Corp.	25,359	2,234,635
Thermon Group Holdings, Inc.*	93,765	1,954,063
UniFirst Corp.	22,832	3,229,586

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2017

Description	Shares	Value
COMMON STOCKS – 95.4% (Continued)

Industrials – 24.1% (Continued)
Werner Enterprises, Inc.	59,263	$1,552,691
WESCO International, Inc.*	35,748	2,486,273
		19,772,151
Information Technology – 19.6%
ADTRAN, Inc.	97,263	2,018,207
Avnet, Inc.	44,652	2,043,276
Benchmark Electronics, Inc.*	27,211	865,310
Radisys Corp.*	217,389	869,556
ScanSource, Inc.*	41,043	1,610,938
Synaptics, Inc.*	32,482	1,608,184
Teradata Corp.*	39,484	1,228,742
ViaSat, Inc.*	58,894	3,758,615
WNS Holdings Ltd. – ADR*	39,043	1,117,020
XO Group, Inc.*	55,120	948,615
		16,068,463
Materials – 1.1%
Intrepid Potash, Inc.*	507,120	872,246

Real Estate – 3.9%
Jones Lang LaSalle, Inc.	28,286	3,152,475
Total Common Stocks
(Cost $73,466,443)		78,134,350

SHORT-TERM INVESTMENT – 5.9%
First American Government Obligations Fund – Class Z, 0.61%^
Total Short-Term Investments
(Cost $4,856,254)	4,856,254	4,856,254
Total Investments – 101.3%
(Cost $78,322,697)		82,990,604
Other Assets and Liabilities, Net – (1.3)%		(1,047,459)
Total Net Assets – 100.0%		$81,943,145

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2017.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities
March 31, 2017

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$119,789,036	$43,010,121	$2,121,054
At value	$119,738,518	$46,583,675	$2,363,189
Cash	—	8,997	—
Receivable for investment securities sold	391,990	—	—
Dividends & interest receivable	983,717	36,994	7,788
Receivable due from investment adviser	—	—	12,083
Receivable for capital shares sold	522,116	40,754	—
Prepaid expenses	10,436	12,753	11,875
Total Assets	121,646,777	46,683,173	2,394,935
LIABILITIES
Distributions payable	145,944	—	—
Payable for investment securities purchased	604,738	—	—
Payable for capital shares redeemed	37,828	8,978	—
Payable to investment adviser	54,197	25,095	—
Payable for fund administration & accounting fees	14,905	9,205	12,911
Payable for compliance fees	1,598	1,599	1,601
Payable for transfer agent fees & expenses	4,209	3,320	2,028
Payable for custody fees	1,393	1,700	5,996
Payable for trustee fees	1,955	2,205	2,254
Accrued other fees	27,999	19,718	24,735
Total Liabilities	894,766	71,820	49,525
NET ASSETS	$120,752,011	$46,611,353	$2,345,410
COMPOSITION OF NET ASSETS
Paid-in capital	$122,004,206	$39,143,901	$2,084,862
Accumulated undistributed net investment income (loss)	(42,511)	10,960	—
Accumulated undistributed net realized gain (loss)
on investments and foreign currency translation	(1,159,166)	3,882,938	18,248
Net unrealized appreciation (depreciation) of:
Investments	(50,518)	3,573,554	242,135
Foreign currency translation	—	—	165
Total net assets	$120,752,011	$46,611,353	$2,345,410

Institutional Class Shares:
Net Assets	$120,752,011	$46,611,353	$2,345,410
Shares issued and outstanding(1)	12,377,466	2,986,818	209,307
Net asset value, offering price, and redemption price per share(2)	$9.76	$15.61	$11.21

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase for the Disciplined International Smaller Company Fund only.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities – Continued
March 31, 2017

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$42,845,336	$78,322,697
At value	$50,522,407	$82,990,604
Receivable for investment securities sold	354,405	309,234
Dividends & interest receivable	57,872	89,803
Receivable for capital shares sold	30,148	219,313
Receivable for securities lending	—	381
Prepaid expenses	9,851	17,701
Total Assets	50,974,683	83,627,036
LIABILITIES
Payable for investment securities purchased	—	1,082,809
Payable for capital shares redeemed	8,968	507,495
Payable to investment adviser	27,116	41,844
Payable for fund administration & accounting fees	8,906	10,950
Payable for compliance fees	1,599	1,600
Payable for transfer agent fees & expenses	3,205	5,718
Payable for custody fees	800	1,101
Payable for trustee fees	2,107	2,033
Accrued other fees	19,619	24,982
Accrued distribution fees – Investor Class	—	5,359
Total Liabilities	72,320	1,683,891
NET ASSETS	$50,902,363	$81,943,145
COMPOSITION OF NET ASSETS
Paid-in capital	$40,725,608	$72,793,293
Accumulated undistributed net investment income	—	279,143
Accumulated undistributed net realized gain on investments	2,499,684	4,202,802
Net unrealized appreciation of investments	7,677,071	4,667,907
Total net assets	$50,902,363	$81,943,145

Investor Class Shares:
Net Assets	$—	$9,771,742
Shares issued and outstanding(1)	—	566,734
Net asset value, offering price, and redemption price per share	$—	$17.24
Institutional Class Shares:
Net Assets	$50,902,363	$72,171,403
Shares issued and outstanding(1)	3,341,872	4,122,012
Net asset value, offering price, and redemption price per share	$15.23	$17.51

(1)  Unlimited shares authorized without par value.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations
For the Year Ended March 31, 2017

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
INVESTMENT INCOME:
Interest income	$2,737,377	$2,003	$288
Dividend income	158,430	1,133,731	53,567
Less: Foreign taxes withheld	—	—	(5,751)
Total investment income	2,895,807	1,135,734	48,104

EXPENSES:
Investment advisory fees (See Note 4)	417,228	304,841	21,315
Fund administration & accounting fees (See Note 4)	85,568	55,636	78,611
Transfer agent fees & expenses (See Note 4)	26,900	21,863	11,514
Federal & state registration fees	25,473	23,619	27,864
Audit fees	15,999	13,994	17,504
Compliance fees (See Note 4)	9,598	9,598	9,598
Trustee fees	9,236	9,204	9,160
Custody fees (See Note 4)	9,025	8,080	36,203
Legal fees	8,060	7,996	8,012
Postage & printing fees	8,055	6,904	3,822
Other fees	7,509	6,554	10,166
Total expenses	622,651	468,289	233,769
Add: Fee recoupment (See Note 4)	55,345	—	—
Less: Fee reimbursement/waiver from investment adviser (See Note 4)	—	(36,431)	(202,863)
Total net expenses	677,996	431,858	30,906
NET INVESTMENT INCOME	2,217,811	703,876	17,198

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,075,420	7,129,276	53,826
Capital gain distribution from regulated investment company	1,097	—	—
Foreign currency translation	—	—	(4,618)
Net change in unrealized appreciation (depreciation) of:
Investments	(1,724,479)	(590,569)	243,034
Foreign currency translation	—	—	11
Net realized and unrealized gain (loss) on investments	(647,962)	6,538,707	292,253

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,569,849	$7,242,583	$309,451

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations – Continued
For the Year Ended March 31, 2017

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$4,326	$17,761
Dividend income	1,272,085	949,861
Less: Foreign taxes withheld	(14,187)	—
Securities lending income	—	1,409
Total investment income	1,262,224	969,031

EXPENSES:
Investment advisory fees (See Note 4)	301,207	470,929
Fund administration & accounting fees (See Note 4)	53,771	64,822
Federal & state registration fees	22,496	33,020
Transfer agent fees & expenses (See Note 4)	21,667	32,640
Audit fees	13,994	14,007
Compliance fees (See Note 4)	9,598	9,598
Trustee fees	9,093	9,204
Legal fees	7,996	7,996
Other fees	6,579	7,515
Postage & printing fees	5,619	8,993
Custody fees (See Note 4)	5,053	5,925
Distribution fees – Investor Class (See Note 5)	—	25,236
Total expenses before reimbursement/waiver	457,073	689,885
Less: Fee reimbursement/waiver from investment adviser (See Note 4)	(30,363)	—
Total net expenses	426,710	689,885
NET INVESTMENT INCOME	835,514	279,146

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,630,527	8,091,909
Net change in unrealized appreciation of investments	5,322,326	6,486,584
Net realized and unrealized gain on investments	7,952,853	14,578,493

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,788,367	$14,857,639

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$2,217,811	$1,858,535
Net realized gain (loss) on investments	1,075,420	(1,668,490)
Capital gain distribution from regulated investment company	1,097	—
Net change in unrealized appreciation (depreciation) of investments	(1,724,479)	1,145,111
Net increase resulting from operations	1,569,849	1,335,156

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	—	4,044
Proceeds from reinvestment of distributions	—	43
Payment for conversion of Institutional Class shares	—	(4,167)
Payments for shares redeemed	—	(1,151)
Decrease in net assets from Investor Class transactions	—	(1,231)
Institutional Class:
Proceeds from shares sold	46,994,920	40,468,793
Proceeds from reinvestment of distributions	681,904	513,935
Proceeds from conversion of Investor Class shares	—	4,167
Payments for shares redeemed	(18,854,988)	(20,100,101)
Increase in net assets from Institutional Class transactions	28,821,836	20,886,794
Net increase in net assets from capital share transactions	28,821,836	20,885,563

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	(43)
Institutional Class	(2,295,886)	(1,998,193)
From net realized gains:
Investor Class(1)	—	—
Institutional Class	—	—
Total distributions to shareholders	(2,295,886)	(1,998,236)
TOTAL INCREASE IN NET ASSETS	28,095,799	20,222,483

NET ASSETS:
Beginning of Year	92,656,212	72,433,729
End of Year*	$120,752,011	$92,656,212

* Includes accumulated undistributed net investment loss of:	$(42,511)	$(42,512)

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$703,876	$535,984
Net realized gain (loss) on investments	7,129,276	(833,192)
Net change in unrealized appreciation (depreciation) of investments	(590,569)	(353,313)
Net increase (decrease) resulting from operations	7,242,583	(650,521)

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	—	2,600
Proceeds from reinvestment of distributions	—	2,608
Payment for conversion of Institutional Class shares	—	(73,331)
Payments for shares redeemed	—	(112,940)
Decrease in net assets from Investor Class transactions	—	(181,063)
Institutional Class:
Proceeds from shares sold	13,409,368	14,119,265
Proceeds from reinvestment of distributions	1,859,399	976,292
Proceeds from conversion of Investor Class shares	—	73,331
Payments for shares redeemed	(20,647,419)	(16,039,549)
Decrease in net assets from Institutional Class transactions	(5,378,652)	(870,661)
Net decrease in net assets from capital share transactions	(5,378,652)	(1,051,724)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	(843)
Institutional Class	(700,792)	(530,221)
From net realized gains:
Investor Class(1)	—	(1,764)
Institutional Class	(2,403,698)	(1,199,696)
Total distributions to shareholders	(3,104,490)	(1,732,524)
TOTAL DECREASE IN NET ASSETS	(1,240,559)	(3,434,769)

NET ASSETS:
Beginning of Year	47,851,912	51,286,681
End of Year*	$46,611,353	$47,851,912

* Includes accumulated undistributed net investment income of:	$10,960	$7,876

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Statement of Changes in Net Assets

	For the Year	For the Period
	Ended	Inception(1) Through
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$17,198	$4,048
Net realized (gain) loss on:
Investments	53,826	(31,490)
Foreign currency translation	(4,618)	(8,565)
Net change in unrealized appreciation (depreciation) of:
Investments	243,034	(899)
Foreign currency translation	11	154
Net increase (decrease) resulting from operations	309,451	(36,752)

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	40,805	2,060,000
Proceeds from reinvestment of distributions	615	—
Payments for shares redeemed	(16,549)	—
Increase in net assets from Institutional Class transactions	24,871	2,060,000
Net increase in net assets from capital share transactions	24,871	2,060,000

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(12,160)	—
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	(12,160)	—
TOTAL INCREASE IN NET ASSETS	322,162	2,023,248

NET ASSETS:
Beginning of Period	2,023,248	—
End of Period*	$2,345,410	$2,023,248

* Includes accumulated undistributed net investment income (loss) of:	$—	$(77)

(1)	Inception date of the Fund was December 21, 2015.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$835,514	$832,252
Net realized gain on investments	2,630,527	1,631,343
Net change in unrealized appreciation (depreciation) of investments	5,322,326	(2,347,931)
Net increase resulting from operations	8,788,367	115,664

CAPITAL SHARE TRANSACTIONS:
Investor Class:(1)
Proceeds from shares sold	—	10,500
Proceeds from reinvestment of distributions	—	34,882
Payment for conversion of Institutional Class shares	—	(639,882)
Payments for shares redeemed	—	(101,850)
Decrease in net assets from Investor Class transactions	—	(696,350)
Institutional Class:
Proceeds from shares sold	11,469,031	17,552,488
Proceeds from reinvestment of distributions	1,214,364	1,204,631
Proceeds from conversion of Investor Class shares	—	639,882
Payments for shares redeemed	(14,174,389)	(12,839,788)
Increase (decrease) in net assets from Institutional Class transactions	(1,490,994)	6,557,213
Net increase (decrease) in net assets from capital share transactions	(1,490,994)	5,860,863

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class(1)	—	(10,396)
Institutional Class	(837,831)	(822,408)
From net realized gains:
Investor Class(1)	—	(24,487)
Institutional Class	(1,693,846)	(1,918,458)
Total distributions to shareholders	(2,531,677)	(2,775,749)
TOTAL INCREASE IN NET ASSETS	4,765,696	3,200,778

NET ASSETS:
Beginning of Year	46,136,667	42,935,889
End of Year*	$50,902,363	$46,136,667

* Includes accumulated undistributed net investment income (loss) of:	$—	$—

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in the Notes to Financial Statements.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2017	March 31, 2016
OPERATIONS:
Net investment income	$279,146	$464,931
Net realized gain (loss) on investments	8,091,909	(3,847,689)
Net change in unrealized appreciation (depreciation) of investments	6,486,584	(2,885,989)
Net increase (decrease) resulting from operations	14,857,639	(6,268,747)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	394,762	129,976
Proceeds from reinvestment of distributions	34,055	793,118
Payments for shares redeemed	(2,402,661)	(5,177,139)
Decrease in net assets from Investor Class transactions	(1,973,844)	(4,254,045)
Institutional Class:
Proceeds from shares sold	14,654,100	30,323,181
Proceeds from reinvestment of distributions	302,967	2,855,087
Payments for shares redeemed	(15,931,530)	(43,202,815)
Decrease in net assets from Institutional Class transactions	(974,463)	(10,024,547)
Net decrease in net assets from capital share transactions	(2,948,307)	(14,278,592)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(37,579)	(8,602)
Institutional Class	(427,216)	(95,536)
From net realized gains:
Investor Class	—	(788,789)
Institutional Class	—	(3,759,140)
Total distributions to shareholders	(464,795)	(4,652,067)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,444,537	(25,199,406)

NET ASSETS:
Beginning of Year	70,498,608	95,698,014
End of Year*	$81,943,145	$70,498,608

* Includes accumulated undistributed net investment income of:	$279,143	$464,792

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout each period

Institutional Class

					For The Period
					Inception(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Through
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$9.81	$9.92	$9.81	$10.01	$10.00

Investment operations:
Net investment income	0.21	0.23	0.27 (2)	0.23 (2)	0.11
Net realized and unrealized
gain (loss) on investments	(0.04)	(0.10)	0.13	(0.19)	0.02
Total from
investment operations	0.17	0.13	0.40	0.04	0.13

Less distributions from:
Net investment income	(0.22)	(0.24)	(0.29)	(0.24)	(0.11)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.22)	(0.24)	(0.29)	(0.24)	(0.12)
Net asset value, end of period	$9.76	$9.81	$9.92	$9.81	$10.01

Total return	1.71%	1.40%	4.08%	0.42%	1.32	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$120,752	$92,656	$72,433	$41,010	$27,219

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.60%	0.73%	0.84%	1.11%	1.48	%(4)
After expense
reimbursement/recoupment	0.65%	0.65%	0.65%	0.65%	0.65	%(4)

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	2.13%	2.32%	2.71%	2.35%	2.27	%(4)

Portfolio Turnover Rate	69%	68%	33%	41%	98	%(3)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Per share amounts calculated using average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of year	$14.41	$14.94	$14.83	$14.97	$13.86

Investment operations:
Net investment income	0.22	0.15	0.17	0.22	0.04
Net realized and unrealized
gain (loss) on investments	1.91	(0.20)	1.58	3.26	1.89
Total from
investment operations	2.13	(0.05)	1.75	3.48	1.93

Less distributions from:
Net investment income	(0.22)	(0.15)	(0.21)	(0.17)	(0.22)
Net realized gains	(0.71)	(0.33)	(1.43)	(3.45)	(0.60)
Total distributions	(0.93)	(0.48)	(1.64)	(3.62)	(0.82)
Net asset value, end of year	$15.61	$14.41	$14.94	$14.83	$14.97

Total return	14.95%	-0.26%	12.01%	23.97%	14.69%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$46,611	$47,852	$51,102	$32,018	$25,469

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	0.92%	0.98%	1.07%	1.36%	1.02%
After expense
reimbursement/waiver	0.85%	0.85%	0.85%	0.55%	0.55%

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver	1.39%	1.04%	1.19%	1.49%	1.69%

Portfolio Turnover Rate	114%	112%	95%	95%	103%

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Financial Highlights

For a Fund share outstanding throughout each period

Institutional Class

		For The Period
		Inception(1)
	Year Ended	Through
	March 31, 2017	March 31, 2016
Per Common Share Data

Net asset value, beginning of period	$9.79	$10.00

Investment operations:
Net investment income	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.40	(0.23)
Total from investment operations	1.48	(0.21)

Less distributions from:
Net investment income	(0.06)	—
Net realized gains	—	—
Total distributions	(0.06)	—
Net asset value, end of period	$11.21	$9.79

Total return	15.16%	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$2,345	$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	10.97%	15.42	%(3)
After expense reimbursement/waiver	1.45%	1.45	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	0.81%	0.77	%(3)

Portfolio Turnover Rate	107%	30	%(2)

(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout each period

Institutional Class

					For The Period
					Inception(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Through
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$13.45	$14.11	$13.32	$11.34	$10.00

Investment operations:
Net investment income	0.24	0.25	0.21	0.18	0.08
Net realized and unrealized
gain (loss) on investments	2.26	(0.13)	1.00	2.00	1.34
Total from
investment operations	2.50	0.12	1.21	2.18	1.42

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.22)	(0.19)	(0.08)
Net realized gains	(0.48)	(0.53)	(0.20)	(0.01)	—
Total distributions	(0.72)	(0.78)	(0.42)	(0.20)	(0.08)
Net asset value, end of period	$15.23	$13.45	$14.11	$13.32	$11.34

Total return	18.87%	1.11%	9.08%	19.32%	14.28	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$50,902	$46,137	$42,213	$30,603	$12,293

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	0.91%	1.01%	1.11%	1.57%	2.98	%(3)
After expense
reimbursement/waiver	0.85%	0.85%	0.85%	0.85%	0.85	%(3)

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver	1.66%	1.82%	1.57%	1.55%	1.87	%(3)

Portfolio Turnover Rate	48%	67%	22%	5%	6	%(2)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of year	$14.36	$16.44	$18.74	$16.74	$15.68

Investment operations:
Net investment income	0.04	0.07	0.03	0.01	0.04
Net realized and unrealized
gain (loss) on investments	2.90	(1.10)	0.13	4.63	1.92
Total from
investment operations	2.94	(1.03)	0.16	4.64	1.96

Less distributions from:
Net investment income	(0.06)	(0.01)	(0.01)	(0.07)	—
Net realized gains	—	(1.04)	(2.45)	(2.57)	(0.90)
Total distributions	(0.06)	(1.05)	(2.46)	(2.64)	(0.90)
Net asset value, end of year	$17.24	$14.36	$16.44	$18.74	$16.74

Total return	20.47%	-5.80%	0.74%	28.26%	13.37%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$9,772	$9,868	$15,933	$18,469	$13,817

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.10%	1.13%	1.14%	1.23%	1.30%
After expense
reimbursement/recoupment	1.10%	1.13%	1.15%	1.24%	1.24%

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	0.14%	0.36%	0.15%	0.09%	0.28%

Portfolio Turnover Rate	106%	102%	102%	86%	97%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of year	$14.58	$16.65	$18.95	$16.89	$15.78

Investment operations:
Net investment income	0.06	0.11	0.06	0.06	0.08
Net realized and unrealized
gain (loss) on investments	2.97	(1.11)	0.14	4.69	1.93
Total from
investment operations	3.03	(1.00)	0.20	4.75	2.01

Less distributions from:
Net investment income	(0.10)	(0.03)	(0.05)	(0.12)	—
Net realized gains	—	(1.04)	(2.45)	(2.57)	(0.90)
Total distributions	(0.10)	(1.07)	(2.50)	(2.69)	(0.90)
Net asset value, end of year	$17.51	$14.58	$16.65	$18.95	$16.89

Total return	20.78%	-5.57%	1.01%	28.65%	13.60%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$72,171	$60,631	$79,765	$57,096	$39,735

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.85%	0.88%	0.89%	0.98%	1.05%
After expense
reimbursement/recoupment	0.85%	0.88%	0.90%	0.99%	0.99%

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	0.39%	0.61%	0.40%	0.34%	0.53%

Portfolio Turnover Rate	106%	102%	102%	86%	97%

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements
March 31, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  Effective March 30, 2016, the Bond Fund, Disciplined Equity Fund and Large Cap Value Fund ceased offering its Investor Class shares.  The remaining Investor Class shares in these Funds were converted to Institutional Class shares at the close of business on March 30, 2016.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended March 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share. For the year ended March 31, 2017, the following reclassifications were made:

	Accumulated	Accumulated
	Undistributed Net	Undistributed Net
	Investment Income (Loss)	Realized Gain (Loss)	Paid-In Capital
Bond Fund	$78,076	$(78,076)	$—
Disciplined Equity Fund	—	6,054	(6,054)
Disciplined International Smaller Company Fund	(4,961)	4,961	—
Large Cap Value Fund	2,317	(2,317)	—
Small Cap Opportunity Fund	—	—	—

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At March 31, 2017, the Disciplined Equity Fund had investments in illiquid securities with a total value of $13,732 or 0.0% of total net assets.

Information concerning illiquid securities is as follows:

Disciplined Equity Fund

Security	Shares	Dates Acquired	Cost Basis
Safeway Casa Ley	12,910	1/2015	$—
Safeway PDC, LLC	12,910	1/2015	—

Security Loans – When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities, marked-to-market daily.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.  Currently only the Small Cap Opportunity Fund is eligible to participate in securities lending.  See Note 9.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated.  In such cases, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of March 31, 2017:

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$67,433,346	$—	$67,433,346
Municipal Bonds	—	29,664,051	—	29,664,051
Commercial Mortgage-Backed Securities	—	9,804,533	—	9,804,533
U.S. Government Agency
Mortgage-Backed Securities	—	5,317,050	—	5,317,050
U.S. Treasury Securities	—	4,797,895	—	4,797,895
Investment Company	1,036,881	—	—	1,036,881
Exchange Traded Fund	491,195	—	—	491,195
Short-Term Investment	1,193,567	—	—	1,193,567
Total Investments	$2,721,643	$117,016,875	$—	$119,738,518

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$46,177,773	$—	$—	$46,177,773
Contingent Value Rights	—	—	13,732	13,732
Short-Term Investment	392,170	—	—	392,170
Total Investments	$46,569,943	$—	$13,732	$46,583,675

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$343,978	$1,936,547	$—	$2,280,525
Short-Term Investment	82,664	—	—	82,664
Total Investments	$426,642	$1,936,547	$—	$2,363,189

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$48,849,854	$—	$—	$48,849,854
Short-Term Investment	1,672,553	—	—	1,672,553
Total Investments	$50,522,407	$—	$—	$50,522,407

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$78,134,350	$—	$—	$78,134,350
Short-Term Investment	4,856,254	—	—	4,856,254
Total Investments	$82,990,604	$—	$—	$82,990,604

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2016	$13,732
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 3/31/2017	$13,732
Net change in unrealized appreciation of Level 3 assets as of March 31, 2017	$—

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2017, the Funds recognized no transfers between levels.  The Bond Fund, Disciplined International Smaller Company Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not invest in any Level 3 investments during the year.  The Disciplined Equity Fund did hold Level 3 investments during and at the end of the year, but they are deemed immaterial and do not require disclosure of valuation techniques and inputs used.  Refer to the Schedule of Investments for further information.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trusts’ Board of Trustees or the Adviser, with the consent of the Board. During the year ended March 31, 2017, the Adviser was able to recoup expenses of $55,345 in the Bond Fund.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2018	3/31/2019	3/31/2020
Bond Fund	$54,651	$61,789	$—
Disciplined Equity Fund	94,592	68,797	36,431
Disciplined International Smaller Company Fund	—	73,017	202,863
Large Cap Value Fund	97,100	72,917	30,363
Small Cap Opportunity Fund	—	—	—

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended March 31, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Small Cap Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2017, the Fund’s Investor Class incurred $25,236 in expenses pursuant to the Plan.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016
Investor Class:(1)
Shares sold	—	423	—	175
Shares issued in reinvestment
of distributions	—	4	—	181
Shares converted to Institutional Class	—	(424)	—	(5,053)
Shares redeemed	—	(120)	—	(7,619)
Net decrease	—	(117)	—	(12,316)
Institutional Class:
Shares sold	4,772,888	4,178,976	880,489	975,716
Shares issued in reinvestment
of distributions	69,009	53,139	121,287	68,472
Shares converted from Investor Class	—	426	—	5,075
Shares redeemed	(1,914,307)	(2,083,337)	(1,336,705)	(1,149,030)
Net increase (decrease)	2,927,590	2,149,204	(334,929)	(99,767)
Net increase (decrease)
in capital shares	2,927,590	2,149,087	(334,929)	(112,083)

(1)	Investor Class shares converted to Institutional Class shares on March 30, 2016. See Note 1 in Notes to Financial Statements.

	Disciplined International
	Smaller Company Fund
		Inception(1)
	Year Ended	Through
	March 31, 2017	March 31, 2016
Institutional Class:
Shares sold	4,123	206,632
Shares issued in reinvestment of distributions	61	—
Shares redeemed	(1,509)	—
Net increase	2,675	206,632
Net increase in capital shares	2,675	206,632

(1)	Inception date of the Fund was December 21, 2015.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

	Large Cap Value Fund		Small Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2017	March 31, 2016	March 31, 2017	March 31, 2016
Investor Class:(1)
Shares sold	—	776	25,449	8,604
Shares issued in reinvestment
of distributions	—	2,687	1,967	59,100
Shares converted to Institutional Class	—	(47,370)	—	—
Shares redeemed	—	(7,264)	(147,818)	(349,880)
Net decrease	—	(51,171)	(120,402)	(282,176)
Institutional Class:
Shares sold	800,230	1,291,127	919,758	2,044,505
Shares issued in reinvestment
of distributions	82,812	93,308	17,243	209,779
Shares converted from Investor Class	—	47,451	—	—
Shares redeemed	(971,471)	(992,751)	(973,685)	(2,887,416)
Net increase (decrease)	(88,429)	439,135	(36,684)	(633,132)
Net increase (decrease)
in capital shares	(88,429)	387,964	(157,086)	(915,308)

(1)	Investor Class shares of the Large Cap Value Fund converted to Institutional Class shares on March 30, 2016. See Note 1 in Notes to Financial Statements.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended March 31, 2017, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$28,009,410	$28,963,782	$70,534,487	$40,390,031
Disciplined Equity Fund	—	—	56,583,891	64,128,601
Disciplined International
Smaller Company Fund	—	—	2,279,968	2,186,835
Large Cap Value Fund	—	—	23,009,574	27,303,315
Small Cap Opportunity Fund	—	—	76,878,031	77,603,531

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2017, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$1,177,249	$(1,267,130)	$(89,881)	$119,828,399
Disciplined Equity Fund	4,046,246	(483,588)	3,562,658	43,021,017
Disciplined International
Smaller Company Fund	301,804	(59,669)	242,135	2,121,054
Large Cap Value Fund	8,019,966	(461,207)	7,558,759	42,963,648
Small Cap Opportunity Fund	7,929,828	(3,641,376)	4,288,452	78,702,152

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At March 31, 2017, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Unrealized	Total
	Ordinary	Long Term	Accumulated	Appreciation	Accumulated
Fund	Income	Capital Gains	Gains (Losses)	(Depreciation)	Gains (Losses)
Bond Fund	$103,433	$—	$(1,265,747)	$(89,881)	$(1,252,195)
Disciplined Equity Fund	2,163,573	1,741,221	—	3,562,658	7,467,452
Disciplined International
Smaller Company Fund	—	18,248	165	242,135	260,548
Large Cap Value Fund	294,799	2,323,197	—	7,558,759	10,176,755
Small Cap Opportunity Fund	4,861,400	—	—	4,288,452	9,149,852

As of March 31, 2017, the Funds’ had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period:

Fund	Short-Term	Long-Term
Bond Fund	$—	$1,119,803
Disciplined Equity Fund	—	—
Disciplined International Smaller Company Fund	—	—
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	—	—

During the year ended March 31, 2017, the Bond Fund, the Disciplined Equity Fund, the Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund utilized unlimited capital loss carryovers of $1,034,261, $825,725, $35,921 and $2,325,569.  The Large Cap Value Fund did not utilize any capital loss carryovers during the year ended March 31, 2017.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2017, the Funds do not plan to defer any late year losses.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

The tax character of distributions paid during the year ended March 31, 2017, was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$2,295,886	$—	$2,295,886
Disciplined Equity Fund	1,458,798	1,645,692	3,104,490
Disciplined International Smaller Company Fund	9,006	3,154	12,160
Large Cap Value Fund	837,831	1,693,846	2,531,677
Small Cap Opportunity Fund	464,795	—	464,795

The tax character of distributions paid during the year ended March 31, 2016, was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$1,998,236	$—	$1,998,236
Disciplined Equity Fund	710,203	1,022,321	1,732,524
Disciplined International Smaller Company Fund	—	—	—
Large Cap Value Fund	1,019,935	1,755,814	2,775,749
Small Cap Opportunity Fund	2,964,644	1,687,423	4,652,067

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2017.

9.  SECURITIES LENDING

Following the terms of a securities lending agreement with the Funds’ custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution.  Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.  Currently only the Small Cap Opportunity Fund is eligible to participate in securities lending.  As of March 31, 2017, there were no securities out on loan for the Small Cap Opportunity Fund.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act).  There were no such amounts held as of March 31, 2017.  The remaining contrac-

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2017

tual maturity of all securities lending transactions is overnight and continuous.  The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.  The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

10.  PRINCIPAL RISKS – DISCIPLINED INTERNATIONAL SMALLER COMPANY FUND

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Funds’ portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Funds’ ability to repatriate both investment capital and income, which could place the Funds’ assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	69.30%
	Wells Fargo Clearing	26.90%
Disciplined Equity Fund	Lafoba & Co.	41.14%
Disciplined International
Smaller Company Fund	Wintrust Financial Corp.	94.87%
Large Cap Value Fund	Lafoba & Co.	47.23%
Small Cap Opportunity Fund	Wells Fargo Clearing	48.59%

Great Lakes Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Great Lakes Funds and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund (the “Great Lakes Funds” or the “Funds”), each a series of Managed Portfolio Series, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial highlights for the years ended prior to March 31, 2016, were audited by other auditors, whose report dated May 28, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 25, 2017

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Great Lakes Advisors, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund, the Great Lakes Small Cap Opportunity Fund and the Great Lakes Disciplined International Smaller Company Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Great Lakes; (3) the costs of the services provided by Great Lakes and the profits realized by Great Lakes from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Great Lakes resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2017

disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions that Great Lakes effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Great Lakes’ strong capitalization, its assets under management, and the fact that Great Lakes is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company based in Rosemont, Illinois with assets exceeding $24 billion.  The Trustees then considered the Funds’ portfolio managers and noted each portfolio manager’s extensive portfolio management and security research and analysis experience.  The Trustees also noted that a change in the portfolio management team for the Great Lakes Bond Fund, with one portfolio manager leaving and a new portfolio manager joining the team. The Trustees evaluated the qualifications of the new portfolio manager. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Great Lakes.  In assessing the quality of the portfolio management delivered by Great Lakes, the Trustees considered the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Great Lakes manages utilizing a similar investment strategy.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

•
Great Lakes Bond Fund.  The Trustees noted the Great Lakes Bond Fund’s performance outperformed its Morningstar category median and average for the one-year and year-to-date periods ended October 31, 2016. For the three-year period ended October 31, 2016, the Fund outperformed the category median but slightly trailed the category average. The Trustees also noted the Fund had outperformed its benchmark during the year-to-date and one-year periods ended October 31, 2016 but trailed the benchmark for the three-year period ended October 31, 2016. The Trustees also considered that the Fund had achieved positive total returns since inception and observed that the Fund’s performance generally tracked the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined Equity Fund.  The Trustees noted the Fund’s performance trailed its Morningstar category median for the one-year and year-to-date periods ended October 31, 2016. The Trustees noted that the Fund outperformed the category median and average for the three-year period ended October 31, 2016.  The Trustees also observed that the Fund trailed its benchmark across all relevant periods ended October 31, 2016.  The Trustees considered that the Fund had achieved positive total returns since inception and also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined International Smaller Company Fund.  The Trustees noted that the Fund had underperformed its Morningstar category median and average for the year-to-date period ended October 31, 2016.  The Trustees noted that over the same period, the Fund had also underperformed its benchmark index. The Trustees considered that the Fund had achieved positive total returns since its inception on December 21, 2015 and observed that limited conclusions could be drawn from such a short period of performance.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2017

•
Great Lakes Large Cap Value Fund.  The Trustees noted the Fund’s performance was greater than its Morningstar category average for the year-to-date, one-year and three-year periods ended October 31, 2016. The Trustees also observed that over the same periods the Fund trailed its benchmark.  The Trustees also considered that the Fund had achieved positive returns for each relevant period since inception. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Small Cap Opportunity Fund. The Trustees noted the Fund’s performance exceeded its Morningstar category median and average for the year-to-date, one-year and five-year periods ended October 31, 2016, significantly exceeding the category median and average for the one-year and year-to-date periods. The Trustees noted that the Fund underperformed the category median and average for the three-year period ended October 31, 2016. The Trustees also observed that the Fund had significantly outperformed its benchmark for the year-to-date and one-year periods ended October 31, 2016 and outperformed the benchmark for the five-year period ended October 31, 2016.  The Trustees noted that for the three-year period ended October 31, 2016, the Fund trailed its benchmark.  The Trustees also noted that the Fund had achieved positive total returns for all relevant periods since inception. The Trustees also observed that while there was some volatility in short-term performance the Fund’s performance was consistent over the longer-term with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that it rendered to each Fund during the 12 month period ended June 30, 2016. In that regard, the Trustees considered the effect of an expense limitation agreement on Great Lakes’ compensation and that Great Lakes has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus.  With respect to the Great Lakes Disciplined International Smaller Company Fund, the Trustees noted that after giving effect to the expense limitation agreement the relationship had not been profitable to Great Lakes during the 12-month period ended June 30, 2016.  The Trustees noted that the relationship with the other Great Lakes Funds had been profitable.  The Trustees then considered that the management fees that Great Lakes  charges to separately managed fee-paying accounts with similar investment strategies to that of the Large Cap Value, Bond and Disciplined Equity Funds are generally lower than the advisory fee for the corresponding Fund. The Trustees observed that Great Lakes does not manage other accounts utilizing a similar investment strategy to that of the Great Lakes Disciplined International Smaller Company Fund for purposes of conducting a management fee comparison and that the fee charged to accounts utilizing a similar investment strategy to the Great Lakes Small Cap Opportunity Fund is higher than the fee charged to the Fund.  The Trustees took into account that Great Lakes has additional responsibilities with respect to the Funds, including additional compliance obligations, greater cash management responsibilities and increased trading.  The Trustees concluded that Great Lakes’ service relationship with the Great Lakes Disciplined International Smaller Company Fund was not expected to be profitable in the short-term but that the relationships with the other Funds yield a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in corresponding Morningstar benchmark categories.  The Trustees noted:

•
Great Lakes Bond Fund.  The Fund’s advisory fee was equal to the median and slightly below the average management fees of funds comprising the benchmark category.  The total expenses of the Fund (after fee waivers and expense reimbursements) were slightly above the category median and average total expenses.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2017

Additionally, when limited to comparably-sized funds, the Fund’s total expenses were below the category median and average.
•
Great Lakes Disciplined Equity Fund.  The Fund’s advisory fee was lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements with respect to the Fund, the total expenses of the Fund were lower than the average and median total expenses of funds comprising the benchmark category.

•
Great Lakes Disciplined International Smaller Company Fund. The Fund’s advisory fee was equal to the median advisory fee of the funds comprising the benchmark category and slightly above the category average. The Fund’s average total expenses were above the category median and average expenses of funds comprising the benchmark category. When the benchmark category was limited to funds with similar asset sizes to the Fund, the Fund’s average total expenses were slightly below the category median and average total expenses.

•
Great Lakes Large Cap Value Fund.  The Fund’s advisory fee was lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements with respect to the Fund, the total expenses of the Fund were lower than the average and median total expenses of funds comprising the benchmark category.

•
Great Lakes Small Cap Opportunity Fund.  The Fund’s advisory fee was significantly lower than the average and median management fees of funds comprising the benchmark category. The total expenses of the Fund’s Institutional and Investor Classes (after fee waivers and expense reimbursements) were each lower than the median and average total expenses of funds comprising the benchmark category.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fee with respect to each Fund continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in each of the Funds, but had also expressed some reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The Trustees considered the extent to which Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions of the Funds. The Trustees noted that Great Lakes does not use affiliated brokers to execute the portfolio transactions of the Funds.  While the Trustees noted the Great Lakes Small Cap Opportunity Fund utilizes Rule 12b-1 fees to pay for shareholder and distribution services performed on behalf of each Fund, the Trustees observed that distribution expenses that Great Lakes incurred significantly exceed any Rule 12b-1 payments from such Fund.  The Trustees considered that Great Lakes may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Great Lakes does not receive any additional material benefits from its relationship with the Funds.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2017

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(16 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).

David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-Present).	(16 Portfolios)
Year of Birth: 1967	Committee				(2012-Present).
Chairman

David M. Swanson	Trustee	Indefinite	37	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present); Executive Vice	Investment Trust
Year of Birth: 1957				President, Calamos Investments	(11 Portfolios)
				(2004-2006).	(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Year of Birth: 1958

Officers

James R. Arnold	President and	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term, Since		Fund Services, LLC (2002-Present).
Milwaukee, WI	Executive	January 2011
53202	Officer
Year of Birth: 1957

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2017

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Brian R. Wiedmeyer	Treasurer and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Financial	January 2011
Year of Birth: 1973	Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	N/A	Senior Vice President and Counsel,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		August 2015		(2006-Present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Secretary	Term; Since		Fund Services, LLC (2016-Present);
Milwaukee, WI 53202		May 2016		Associate, Godfrey & Kahn, S.C.
Year of Birth: 1979				(2012-2016); Graduate, University of
Wisconsin Law School (2009-2012).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202		September 2012
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2008-Present).
Milwaukee, WI 53202		May 2016
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202		May 2016
Year of Birth: 1970

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	29.82%
Disciplined International Smaller Company Fund	100.00%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2017, was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	29.16%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	96.75%
Small Cap Opportunity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	51.96%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	0.00%
Small Cap Opportunity Fund	0.00%

(This Page Intentionally Left Blank.)

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois  60604

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2016 and March 31, 2017, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$60,500	$60,500
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended March 31, 2016 and March 31, 2017, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 7, 2017

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 7, 2017

* Print the name and title of each signing officer under his or her signature.